M O R T G A G E


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                      TWENTY-SECOND SUPPLEMENTAL INDENTURE


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                             MIDDLESEX WATER COMPANY


                                       TO



                            FIRST UNION NATIONAL BANK
                                     Trustee


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                            Dated as of March 1, 1998



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                                                     Record and Return to:

                                                     Walter G. Reinhard, Esq.
                                                     Norris, McLaughlin & Marcus
                                                     721 Route 202/206
                                                     P.O. Box 1018
                                                     Somerville, NJ  08876
                                                     (908) 722-0700


Prepared By:________________________
            Peter D. Hutcheon, Esq.

     THIS TWENTY-SECOND SUPPLEMENTAL INDENTURE, dated as of the first day of March, 1998, between MIDDLESEX WATER COMPANY, a corporation organized and existing under the laws of the State of New Jersey, having its principal office in the Township of Iselin, New Jersey (herein called the "Water Company"), and FIRST UNION NATIONAL BANK, as successor to Meridian Bank, the successor to United Counties Trust Company, a corporation organized and existing under the laws of the United States, having its principal New Jersey corporate trust office in the City of Newark, New Jersey, as Trustee under the Indenture of Mortgage hereinafter mentioned (herein called the "Trustee"):

     WHEREAS, on April 1, 1927, Water Company executed and delivered to the Trustee an Indenture of Mortgage (herein called the "Mortgage") to secure its First and Refunding Mortgage Gold Bonds, Series A, 5-1/2%, which bonds have since been redeemed by Water Company, and which Mortgage provides that bonds of other series may be issued under and pursuant to an indenture supplemental thereto; and

     WHEREAS, on May 14, 1935, Water Company executed and delivered to the Trustee a Supplemental Indenture to secure its First and Refunding Mortgage Bonds, Series B, 4-1/2%, which Supplemental Indenture, prior to the execution and delivery hereof, was satisfied and discharged of record, no bonds having been issued thereunder; and

     WHEREAS, as of October 1, 1939, Water Company executed and delivered to the Trustee a Second Supplemental Indenture of Mortgage (herein called the "Second Supplemental Indenture") to secure its First and Refunding Mortgage 3-3/4% Bonds, Series C (herein called the "Series C Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

     WHEREAS, as of April 1, 1946, Water Company executed and delivered to the Trustee a Third Supplemental Indenture of Mortgage (herein called the "Third Supplemental Indenture") to secure its First and Refunding Mortgage 3% Bonds, Series D (herein called the "Series D Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

     WHEREAS, as of April 1, 1949, Water Company executed and delivered to the Trustee a Fourth Supplemental Indenture of Mortgage (herein called the "Fourth Supplemental Indenture") to secure its First Mortgage 3-1/2% Bonds, Series E (herein called the "Series E Bonds"), which bonds were paid at maturity by Water Company, and otherwise modifying, amending and supplementing the Mortgage; and

     WHEREAS, as of February 1, 1955, Water Company executed and delivered to the Trustee a Fifth Supplemental Indenture of Mortgage (herein called the "Fifth Supplemental Indenture") to secure its First Mortgage 3-5/8% Bonds, Series F (herein called the "Series F Bonds"), which bonds were paid at maturity by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of December 1, 1959, Water Company executed and delivered to the Trustee a Sixth Supplemental Indenture of Mortgage (herein called the "Sixth Supplemental Indenture") to secure its First Mortgage 5-3/4% Bonds, Series G (herein called the "Series G Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of January 15, 1963, Water Company executed and delivered to the Trustee a Seventh Supplemental Indenture of Mortgage (herein called the "Seventh Supplemental Indenture") to secure its First Mortgage 4-1/2% Bonds, Series H (herein called the "Series H Bonds"), which bonds were paid at maturity by Water Company and otherwise supplementing the Mortgage; and

     WHEREAS, as of July 1, 1964, Water Company executed and delivered to the Trustee, an Eighth Supplemental Indenture of Mortgage (herein called the "Eighth Supplemental Indenture") to secure its First Mortgage 4 3/4% Bonds, Series I (herein called the "Series I Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of June 1, 1965, Water Company executed and delivered to the Trustee a Ninth Supplemental Indenture of Mortgage (herein called the "Ninth Supplemental Indenture") to secure its First Mortgage 4-3/4% Bonds, Series J (herein called the "Series J Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of February 1, 1968, Water Company executed and delivered to the Trustee a Tenth Supplemental Indenture of Mortgage (herein called the "Tenth Supplemental Indenture") to secure its First Mortgage 6-3/4% Bonds, Series K (herein called the "Series K Bonds"), and otherwise supplementing the Mortgage; and

     WHEREAS, as of December 1, 1968, Water Company executed and delivered to the Trustee an Eleventh Supplemental Indenture of Mortgage (herein called the "Eleventh Supplemental Indenture") to secure its First Mortgage 6-7/8% Bonds, Series L (herein called the "Series L Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of December 1, 1970, Water Company executed and delivered to the Trustee a Twelfth Supplemental Indenture of

Mortgage (herein called the "Twelfth Supplemental Indenture") to secure its First Mortgage 10% Bonds, Series M (herein called the "Series M Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of December 1, 1972, Water Company executed and delivered to the Trustee a Thirteenth Supplemental Indenture of Mortgage (herein called the "Thirteenth Supplemental Indenture") to secure its First Mortgage 8-1/8% Bonds, Series N (herein called the "Series N Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of April 1, 1979, Water Company executed and delivered to the Trustee a Fourteenth Supplemental Indenture of Mortgage (herein called the "Fourteenth Supplemental Indenture") to secure its First Mortgage 7% Bonds, Series 0 (herein called the "Series 0 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of April 1, 1983, Water Company executed and delivered to the Trustee a Fifteenth Supplemental Indenture of Mortgage (herein called the "Fifteenth Supplemental Indenture") to secure its First Mortgage 10-1/2% Bonds, Series P (herein called the "Series P Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of August 1, 1988, Water Company executed and delivered to the Trustee a Sixteenth Supplemental Indenture of Mortgage (herein called the "Sixteenth Supplemental Indenture") to secure its First Mortgage 8% Bonds, Series Q (herein called the "Series Q Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage; and

     WHEREAS, as of June 15, 1991, Water Company executed and delivered to the Trustee a Seventeenth Supplemental Indenture of Mortgage (herein called the "Seventeenth Supplemental Indenture") to secure its First Mortgage 7.25% Bonds, Series R (herein called the "Series R Bonds") and otherwise supplementing the Mortgage; and

     WHEREAS, as of March 1, 1993, Water Company executed and delivered to the Trustee a Supplementary Indenture of Mortgage to the Fifteenth Supplemental Indenture of Mortgage (herein called the "Supplementary Indenture to the Fifteenth Supplemental Indenture") to secure its First Mortgage 2 7/8%, Series P-1 (herein called the "Series P-1 Bonds"), which bonds have since been redeemed by Water Company, and otherwise supplementing the Mortgage.

     WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee an Eighteenth Supplemental Indenture of Mortgage (herein called the "Eighteenth Supplemental Indenture") to secure its First Mortgage 5.20% Bonds, Series S (herein called the "Series S Bonds"), and otherwise supplementing the Mortgage; and

     WHEREAS, as of September 1, 1993, Water Company executed and delivered to the Trustee a Nineteenth Supplemental Indenture of Mortgage (herein called the "Nineteenth Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series T (herein called the "Series T Bond"), and otherwise supplementing the Mortgage; and

     WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twentieth Supplemental Indenture of Mortgage (herein called the "Twentieth Supplemental Indenture") to secure its First Mortgage 6.4% Bonds, Series U (herein called the "Series U Bond"), and otherwise supplementing the Mortgage; and

     WHEREAS, as of January 1, 1994, Water Company executed and delivered to Trustee a Twenty-First Supplemental Indenture of Mortgage (herein called the "Twenty-First Supplemental Indenture") to secure its First Mortgage 5.25% Bonds, Series V (herein called the "Series V Bond"), and otherwise supplementing the Mortgage; and

     WHEREAS, Water Company deems it necessary to borrow money and to issue its bonds therefor, to be secured by the Mortgage, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh
Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, and by this Twenty-Second Supplemental Indenture;

     WHEREAS, Water Company desires to authorize and create a series of bonds limited to an aggregate principal amount of $23,000,000 designated Series W and to be known as its "First Mortgage 5.35% Bonds, Series W" (herein called the "Series W Bonds" or "Bonds"), it being the intention of the parties that the Series W Bonds shall, together with all other Bonds issued under the Mortgage and all indentures supplemental thereto, be entitled to priority over all other obligations of the Water Company and shall be secured by a prior first lien on all the mortgaged property, subject only to the prior liens specifically permitted under the Mortgage or under any indenture supplemental thereto; and

     WHEREAS, Water Company desires that the Series W Bonds shall be issued to fund and/or support payment of principal of and interest on the Water Facilities Revenue Bonds, Series 1998 (Middlesex Water Company Project) issued by the New Jersey Economic Development Authority (herein the "Authority Bonds") and to pay all other amounts due under the Loan Agreement ("Authority Loan Agreement") dated as of March 1, 1998, by and between the New Jersey Economic Development Authority and Water Company, the proceeds of which are to be used to fund the upgrade, expansion and addition of facilities at Water Company's Carl J. Olsen Treatment Plant in Edison, New Jersey, and related water intake station in New Brunswick, New Jersey (the "Project Facilities"), which facilities and related equipment are utilized by Water Company for the furnishing of water in its New Jersey service area; and

     WHEREAS, Water Company represents that all acts and proceedings required by law and by the Charter and By-Laws of Water Company, and by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures (to the extent applicable) necessary to make the Series W Bonds, when executed by Water Company, authenticated and delivered by the Trustee, and duly issued, the valid, binding and legal obligations of Water Company and to constitute this Twenty-Second Supplemental Indenture a valid and binding supplement to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, in accordance with its and their terms, for the security of all bonds issued and which may hereafter be issued pursuant to the Mortgage and all indentures supplemental thereto, have been done and performed; and the execution and delivery of this Twenty-Second Supplemental Indenture have been in all respects duly authorized;

     NOW THEREFORE, THIS INDENTURE WITNESSETH, that for and in consideration of the premises, and of the sum of One Dollar ($1.00), lawful money of the United States of America, by each of the parties paid to the other, at or before the delivery hereof, and for other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, Water Company has executed and delivered this Twenty-Second Supplemental Indenture, and has granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, enfeoff, convey and confirm, unto to the Trustee, its successors and assigns forever, all real property of Water Company, together with all appurtenances and contracts, rights, privileges, permits and franchises used or useful in connection with the business of the Water Company as a water company or as a water utility or used directly for the purpose of supplying water, granted, bargained, sold, aliened, enfeoffed, conveyed and confirmed unto the Trustee by the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, or intended to be (including without limitation all such property acquired by Water Company since January 1, 1994, and all such property which Water Company may hereafter acquire), subject, however, to Permissible Encumbrances, and excepting all Property heretofore released from the lien of the Mortgage and the indentures supplemental thereto, and excepting all property of Water Company which is not used or useful in connection with its business as a water company or as a water utility as well as all personal property (both tangible and intangible) as to which a security interest may not be perfected by a filing under the Uniform Commercial Code as in effect in the State of New Jersey;

     TO HAVE AND TO HOLD all and singular the above granted property, unto the Trustee, its successors and assigns forever, IN TRUST, nevertheless, for the equal and proportionate use, benefit, security and protection of those who from time to time shall hold any bonds which have been or may be issued under the Mortgage or any indenture supplemental thereto, without any discrimination, preference or priority of any one bond over any other by reason of priority in the time of issue, sale or negotiation thereof or otherwise, except as otherwise in the Mortgage or in any indenture supplemental thereto provided; and in trust for enforcing the payment of the principal of and the interest on such bonds, according to the tenor, purport and effect of the bonds and of the Mortgage and all indentures supplemental thereto and for enforcing the terms, provisions, covenants and stipulations therein and in the bonds set forth; and upon the trust, uses and purposes and subject to the covenants, agreements and conditions set forth and declared in the Mortgage as modified, amended and supplemented by all indentures supplemental thereto;

     AND the parties do hereby covenant and agree that the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures be and hereby are supplemented as hereinafter provided, and that the above granted property is to be held and applied subject to the covenants, conditions, uses and trusts set forth in the Mortgage, as modified, amended and supplemented by such Supplemental Indentures and this Twenty-Second Supplemental Indenture; and Water Company for itself and its successors does hereby covenant and agree to and with the Trustee, and its successors in said trust, for the equal benefit of all present and future holders and registered owners of the bonds issued under the Mortgage and all indentures supplemental thereto, as follows:

                                    ARTICLE I

                      First Mortgage 5.35% Bonds, Series W

     Section 1. Water Company hereby creates a series of bonds to be issued under and secured by the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures and by this Twenty-Second Supplemental Indenture, and to be designated as, and to be distinguished from the bonds of all other series by the title, "First Mortgage 5.35% Bonds, Series W". The Series W Bonds shall be issued only as registered bonds without coupons in denominations of $5,000 and any integral multiple thereof; shall be dated March 1, 1998; and shall be issued in non-negotiable form to PNC BANK, NATIONAL ASSOCIATION, as trustee under a Trust Indenture dated as of March 1, 1998 (the "Trust Indenture") by and between the New Jersey Economic Development Authority (the "Authority") and PNC BANK, NATIONAL ASSOCIATION, as trustee (the "Loan Trustee") with respect to the Authority Bonds. The Series W Bonds shall bear interest from the date of issuance of the Series W Bonds, computed on the basis of a 360-day year composed of twelve 30-day months, until the obligations of Water Company with respect to the payment of principal shall be discharged, at the rate of five and thirty-five one-hundredths per cent (5.35%) per annum, payable semi-annually on the Business Day prior to February 1 and August 1, in each year, commencing the Business Day prior to August 1, 1998; shall state that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented as provided in the Mortgage as heretofore supplemented; shall mature on February 1, 2038 which payment shall be made on the business day prior to February 1, 2038, and shall be redeemable (i) at the option of the Water Company with, to the extent required by the January 23, 1998 Order (Docket No. WF97090693) of the Board of Public Utilities of the State of New Jersey ("BPU") and/or required by then applicable law and regulations, the prior approval of the BPU, at any time on and after February 1, 2008 upon prior written notice to the holder of the bonds given by the Trustee upon written request of the Water Company, at the applicable redemption price shown in the following table expressed as a percentage of the principal amount redeemed set opposite the period during which such redemption occurs, plus interest accrued to the redemption date:


               Period
       (Both Dates Inclusive)                              Redemption Price
       ----------------------                              ----------------
Issue Date - January 31, 2008                                Not Optionally
                                                               Redeemable

February 1, 2008 - January 31, 2009                               102%
February 1, 2009 - January 31, 2010                               101%
February 1, 2010 and thereafter                                   100%
and (ii) at the principal amount thereof plus accrued interest to the date fixed for redemption pursuant to the provisions set forth hereinafter under the captions "Mandatory Redemption" and "Special Mandatory Redemption"; and at the principal amount thereof plus accrued interest to the date fixed for redemption, pursuant to the provisions set forth hereinafter under the captions "Extraordinary Mandatory Redemption" and "Extraordinary Optional Redemption"; and at the redemption price for the Authority Bonds plus accrued interest to the date fixed for redemption pursuant to the provision set forth hereinafter under the caption "Mandatory Redemption in the Event of Redemption of Authority Bonds" (as hereinafter defined) if redeemed pursuant to the provision set forth hereinafter under the caption "Mandatory Redemption in the Event of Redemption of Authority Bonds." The Series W Bonds shall not be transferrable and the Trustee shall not effect a transfer except as required to effect a transfer or an assignment to a successor trustee and except to effect an exchange in connection with a bankruptcy, reorganization, insolvency, or similar proceeding involving Water Company and except to effect an exchange in connection with prepayment by redemption or otherwise of the Series W Bonds.

     In addition to any other default provided for under the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth, Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, it shall be a default under this Twenty-Second Supplemental Indenture if (a) payment of principal of the Series W Bond shall not be made when the same shall become due and payable at maturity, upon redemption or otherwise; or (b) payment of an installment of interest on the Series W Bond shall not be made when the same shall become due and payable and shall continue unpaid for a period of ten (10) consecutive days thereafter.

Mandatory Redemption

     The Series W Bonds are subject to mandatory redemption in whole or in part at any time prior to maturity pursuant to subsection B of Section 4 of Article VIII of the Second Supplemental Indenture.

Special Mandatory Redemption

     The Series W Bonds are subject to special mandatory redemption, in whole, or in part as described below, at any time prior to maturity at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to the redemption date, if (i) funds remain in the Construction Fund established under the Trust Indenture after payment of all costs of the Project, in which case the Series W Bonds are redeemable in part from such funds or (ii) a final determination by the Internal Revenue Service or a final judgment is rendered by a court of competent jurisdiction in a proceeding, which determination or judgment is not being contested in an appropriate proceeding brought directly by Water Company or by a holder of Water Facilities Revenue Bonds, Series 1998 [Middlesex Water Company Project] [the "Authority Bonds"] issued by the New Jersey Economic Development Authority [the "Authority"] to the effect that, as a result of the failure of Water Company to perform and observe any covenant, warranty, representation or agreement contained in the Loan Agreement dated as of March 1, 1998 by and between Water Company and the Authority (the "Loan Agreement"), the interest payable on the Authority Bonds is includable for Federal income tax purposes in the gross income of any holder of Authority Bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") (other than a holder who is a "substantial user" of the Project [as defined in the Trust Indenture hereinafter referred to] or a "related person" as provided for in Section 147(a) of the Code and the regulations applicable thereunder) ("Determination of Taxability"). A Determination of Taxability will result only from the inclusion of the interest paid or to be paid on any Authority Bond (except to a holder who is a "substantial user" or a "related person") in the gross income of such holder for Federal income tax purposes and not from any other federal tax consequences arising with respect to the Authority Bonds. Water Company shall promptly (1) notify the Trustee of such Determination of Taxability and the date, which date must be within one hundred eighty (180) days from the date of such determination of taxability but not less than sixty (60) days from the date the notice from Water Company to the Loan Trustee is mailed, on which the Authority Bonds shall be redeemed pursuant to the Trust Indenture, which date shall be the date for redemption of this Series W Bond; and (2) on or prior to the date set for redemption pay to the trustee appointed pursuant to the Trust Indenture dated as of March 1, 1998 by and between the Authority and PNC Bank, National Association, as trustee (the "Loan Trustee"), a sum sufficient, together with other funds deposited with the Loan Trustee and available for such purpose, to redeem all such Authority Bonds then outstanding under the Indenture equal to the principal amount thereof plus the accrued interest to the redemption date; provided, however, that if the Determination of Taxability shall include the determination that the interest on a principal amount which is less than all of the Authority Bonds then outstanding, is includable in the gross income of the holders thereof and the loss of such exemption can be cured by a partial redemption of the Authority Bonds, then only such principal amount of the Series W Bonds shall be redeemed as shall be necessary to cure the loss of such exemption. No decree or judgment by any court or action by the Internal Revenue Service shall be considered final unless the holder of an Authority Bond involved in such proceeding or action (1) has given Water Company and the Loan Trustee prompt written notice of a written determination by the Internal Revenue Service (a 30-day or 90-day letter) that interest on the Authority Bonds is includable in the gross income of such holder under Section 103 of the Code, and (2) offers Water Company the opportunity to contest the determination relating to the inclusion of interest on the Authority Bonds in gross income; provided, however that Water Company shall be deemed to have waived its right to contest if it shall not agree to pay all expenses in connection with such contest and to indemnify such holder against any additional tax incurred as a result of such contest.

Extraordinary Mandatory Redemption

     The Series W bonds are subject to extraordinary mandatory redemption in whole prior to maturity at a redemption price equal to the principal amount of such Bonds outstanding plus accrued interest to the redemption date within sixty
(60) days of receipt by the Trustee of the Authority's written notice that any one of the following events has occurred:

     (i) if Water Company ceases to operate the Project Facilities or causes the Project Facilities to cease to be operated as an authorized "project" under the New Jersey Economic Development Authority Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority; or

     (ii) if any representation or warranty made by Water Company in the Authority Loan Agreement or in any report, certificate, financial statements or other instrument furnished in connection with the Loan Agreement shall prove to be false or misleading in any material respect when made.

Extraordinary Optional Redemption

     The Series W Bonds may be redeemed at the option of Water Company at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date if any one of the following events has occurred:

     (i) as a result of any change in the Constitution of the United States of America, the Constitution of the State of New Jersey, or of any final legislative or executive action of the United States of American or of the State of New Jersey or any political subdivision thereof, or by final decree or judgment of any court after the contest thereof by Water Company, the Authority Loan Agreement shall have become void or unenforceable or legally impossible of performance in accordance with the intent and purpose of the Authority or Water Company; or

     (ii) unreasonable burdens or excessive liabilities shall have been imposed upon Water Company by reason of the operation of the Project Facilities, including, without limitation, Federal, State or other ad valorem, property, income or other taxes, not being imposed on the date of issuance and delivery of the Authority Bonds, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Project Facilities.

Mandatory Redemption in the Event of Redemption of Authority Bonds.

     In the event the Authority  Bonds are called for  redemption in whole or in part in accordance with the terms thereof, the Series W Bonds shall be subject to mandatory redemption on the redemption date established for the Authority
Bonds in an aggregate principal amount equal to the principal amount of Authority Bonds so called for redemption, and at a redemption price equal to the redemption price for the Authority Bonds.

     Section 2. The Series W Bonds and the certificate of authentication of the Trustee to be executed thereon shall be substantially in the form prescribed for registered bonds without coupons in the Second Supplemental Indenture (except that there may be deleted therefrom all references to the issuance of coupon bonds in exchange therefor); shall be in the form attached to this Twenty-Second Supplemental Indenture as Exhibit A; and shall contain appropriate references to this Twenty-Second Supplemental Indenture in addition to the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental

Indentures and appropriate changes with respect to the aggregate principal amount, interest rate, interest payment dates, redemption dates and provisions, and maturity date of the Series W Bonds, and with appropriate reference to the provision of the Fourth Supplemental Indenture that, subject to certain limitations, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented only as provided in the Mortgage and except that the Series W Bonds shall not contain any references to a sinking fund.

     Section 3. Subject to the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, forthwith upon the execution and delivery of this Twenty-Second Supplemental Indenture, or from time to time thereafter, Series W Bonds in an aggregate principal amount of $23,000,000 may be executed by Water Company and delivered to the Trustee for authentication and shall thereupon be authenticated and delivered by the Trustee upon the written order of Water Company, signed by its President or a Vice President and its Treasurer or Assistant Treasurer, in such denominations and registered in such name or names as may be specified in such written order.

     Section 4. Sections 4(A)(iii) and (iv) of Article VIII of the Second Supplemental Indenture shall not be available to the Water Company with respect to the Series W Bond. Water Company shall issue its written order under Section 4(a)(i) or (ii), as the case may be, reasonably promptly after receipt by the Trustee of proceeds of sale, eminent domain or insurance (not otherwise to be paid directly to the Company under the Mortgage as supplemented by the Supplemental Indentures including this Twenty-Second Supplemental Indenture), so as to avoid any risk that the Authority Bonds might be deemed "arbitrage bonds" under Section 148 of the Internal Revenue Code of 1986, as amended, or otherwise adversely affect the tax treatment of the Authority Bonds.

     Section 5. The obligations of Water Company under the Series W Bonds include the payment of sufficient funds to permit the payment of reasonable compensation and expenses of the Loan Trustee under the Trust Indenture and all other amounts due under the Authority Loan Agreement and Section 10.04 of the Trust Indenture.

                                   ARTICLE II

                              Amendment of Mortgage


     Section 1. In order to correct an unintentional typographical error contained in Section 8 of Article II of the Eighteenth Supplemental Indenture, such section shall be deleted and is restated in its entirety as follows:

     Effective as of the date that all of the Series Q Bonds are retired or defeased the requirements limiting the issuance of additional First Mortgage Bonds set forth in Subsection 4(b) of the first paragraph of Section 4 of
Article I of the Sixteenth Supplemental Indenture shall be deleted.

                                   ARTICLE III

                                  Miscellaneous

     Section 1. The provisions of the Mortgage as modified, amended and supplemented by the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures, and as modified and extended by this Twenty-Second Supplemental Indenture are hereby reaffirmed. Except insofar as they are inconsistent with the provisions hereof, the provisions of the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures and the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures with respect to the Series C, Series D, Series E, Series F, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series R, Series P-1, Series S, Series T, Series U and Series V Bonds shall apply to the Series W Bonds to the same extent as if they were set forth herein in full. Unless there is something in the subject or context repugnant to such construction, each reference in the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture and the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures to the Mortgage or any of such Supplemental Indentures shall be construed as also referring to this Twenty-Second Supplemental Indenture. The Mortgage and all indentures supplemental thereto may be modified, amended or supplemented by Water Company with prior notice by the Water Company to but without the consent of any of the bondholders to accomplish any more of the following:

     (1) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provision in the Mortgage or any indenture supplemental thereto;

     (2) to cure any ambiguity, supply any omission, or cure or correct any defect in any description of the Mortgaged Property, if such action is not adverse to the interests of the bondholder;

     (3) to insert such provisions clarifying matters or questions arising under the Mortgage or any indenture supplemental thereto as are necessary or desirable and are not contrary to or inconsistent with the Mortgage or any indenture supplemental thereto as in effect; or

     (4) to restate the Mortgage as supplemented by the Supplemental Indentures as a single integrated document which may add headings, an index and other provisions aiding the convenience of use.

The terms and provisions of the Series W Bonds shall not be amended by, and the Series W Bond shall not be entitled to the benefit of any covenant, term or condition contained in any subsequent supplemental indenture without the express written concurrence of the Water Company.

     Section 2. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity and sufficiency of this Twenty-Second Supplemental Indenture or the due execution hereof by Water Company or for the recitals contained herein, all of which recitals are made by Water Company solely.

     Section 3. The Trustee hereby accepts the trusts hereby declared and provided and agrees to perform the same upon the terms and conditions in the Mortgage, the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Supplemental Indentures, the Supplementary Indenture to the Fifteenth Supplemental Indenture, the Eighteenth, Nineteenth, Twentieth and Twenty-First Supplemental Indentures and this Twenty-Second Supplemental Indenture set forth.

     Section 4. The Trustee hereby authorizes the Loan Trustee to accept payments made by Water Company of principal of, premium, if any, and interest on the Series W Bonds.

     Section 5. This Twenty-Second Supplemental Indenture has been executed simultaneously in several counterparts and all of said counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

     Section 6. Although this Twenty-Second Supplemental Indenture, for convenience and for the purpose of reference, is dated as of March 1, 1998, the actual date of execution by Water Company and the Trustee is as shown by their respective acknowledgments hereto annexed, and the actual date of delivery hereof by Water Company and the Trustee is the date of the closing of the sale of the Series W Bonds by Water Company.

     Section 7. In any case where the payment of interest on or principal of the Series W Bonds or the date fixed for redemption of any Series W Bonds shall be a Saturday or Sunday or a legal holiday or a day on which banking institutions in the city of the principal corporate trust office of the Loan Trustee is located are authorized by law to close, then payment of interest or principal or redemption price need not be made on such date but may be made on the next proceeding business day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue after such date.


     THE MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT IT HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS MORTGAGE.

     IN WITNESS WHEREOF said MIDDLESEX WATER COMPANY has caused these presents to be signed by its President and its corporate seal to be hereunto affixed, and duly attested by its Secretary; and in testimony of its acceptance of the trusts created, FIRST UNION NATIONAL BANK, as successor to United Counties Trust Company, has caused these presents to be signed by its President or a Vice President and its corporate seal to be hereunto affixed and duly attested by its Secretary or an Assistant Secretary, as of the day and year first above written.

ATTEST:                            MIDDLESEX WATER COMPANY


_________________________          By:_____________________________
Marion F. Reynolds                    J. Richard Tompkins
Vice President, Secretary             Chairman of the Board and
  and Treasurer                          President


ATTEST:                            FIRST UNION NATIONAL BANK


_________________________          By:_____________________________
Paul O'Brien                          Thomas J. Brett
Assistant Vice President              Corporate Trust Officer

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


     BE IT REMEMBERED, that on this __ day of _______________, 1998, before me, the subscriber, personally appeared Marion F. Reynolds, who, being by me duly sworn according to law, on her oath deposes and says and makes proof to my satisfaction that she is the Vice President, Secretary and Treasurer of Middlesex Water Company, one of the corporations named in and which executed the foregoing Twenty-Second Supplemental Indenture; that she is the attesting witness to said Twenty-Second Supplemental Indenture; that she well knows the seal of said corporation and that the seal thereto affixed is the proper common or corporate seal of Middlesex Water Company; that J. Richard Tompkins is Chairman of the Board and President of said corporation; that this deponent saw the said J. Richard Tompkins as such Chairman of the Board and President sign said Twenty-Second Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by resolution of the Board of Directors of the said corporation.


                                                   ----------------------------
                                                   Marion F. Reynolds


Sworn and subscribed to
before me the day and year
aforesaid.



----------------------------

STATE OF NEW JERSEY:
                   :  ss:
COUNTY OF ESSEX    :


     BE IT REMEMBERED, that on this __ day of _____________, 1998, before me, the subscriber, personally appeared Paul O'Brien, who, being by me duly sworn according to law, on his oath deposes and says and makes proof to my satisfaction that he is the Assistant Vice President of First Union National Bank, one of the corporations named in and which executed the foregoing Twenty-Second Supplemental Indenture; that he is the attesting witness to said Twenty-Second Supplemental Indenture; that he well knows the seal of First Union National Bank and that the seal thereto affixed is the proper common or corporate seal of First Union National Bank; that Thomas J. Brett is the Corporate Trust Officer of said corporation; that this deponent saw the said Thomas J. Brett, as Corporate Trust Officer sign said Twenty-Second Supplemental Indenture, and affix said seal thereto and heard him declare that he signed, sealed and delivered the same as the voluntary act and deed of the said corporation, for the uses and purposes therein expressed, he being duly authorized by resolution of the Board of Directors of the said corporation.



                                                     ---------------------------
                                                     Paul O'Brien
                                                     Assistant Vice President


Sworn and subscribed to
before me the day and year
aforesaid.


------------------------------

                                 TRUST INDENTURE

     THIS INDENTURE, dated as of March 1, 1998, by and between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey, and PNC BANK, NATIONAL ASSOCIATION, as Trustee (the "Trustee"), a national banking association organized and existing under the laws of the United States of America, having a corporate trust office and place of business in East Brunswick, New Jersey.

                              W I T N E S S E T H:

     WHEREAS, the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented (the "Act"), declares it to be in the public interest and to be the policy of the State of New Jersey (the "State") to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises by making available financial assistance, to locate, remain or expand within the State; and

     WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority, on such terms and conditions and such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

     WHEREAS, Middlesex Water Company (the "Company") has applied to the Authority for financial assistance in the aggregate principal amount of $23,000,000, the proceeds to be used by the Company to finance upgrade, expansion and addition of facilities at the Company's Carl J. Olsen Treatment Plant in Edison, New Jersey, and related water intake station in New Brunswick, New Jersey (the "Project Facilities" or the "Project"); and

     WHEREAS, the Authority has determined to loan the Company $23,000,000 from the sale of its Water Facilities Revenue Bonds (Middlesex Water Company Project), Series 1998 in order to acquire and construct the Project pursuant to a Loan Agreement by and between the Authority and the Company dated as of March 1, 1998 (the "Agreement"); and

     WHEREAS, the Authority at a meeting thereof duly convened and held on February 10, 1998, has duly authorized the execution and delivery of this Indenture and the issuance thereunder of the Bonds (as hereinafter defined) upon and subject to the terms and conditions hereinafter set forth; and

     WHEREAS, all acts and things have been done and performed, which are necessary to make the Bonds when executed and issued by the Authority, authenticated by the Trustee and delivered, the valid and binding legal obligations of the Authority in accordance with their terms and to make this Indenture a valid and binding agreement for the security of the Bonds authenticated and delivered under this Indenture;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH: That, to provide for the payment of principal or Redemption Price (as the case may be) and interest in respect to all Bonds issued and outstanding under this Indenture, the rights of the Bondholders (as hereinafter defined) and the performance of the covenants contained in said Bonds and herein, and the payment of all other amounts due under this Indenture, the Authority has caused the Company to deliver to the

Trustee, First Mortgage Bonds, 5.35% Series W in the principal amount of $23,000,000 in order to secure the Series 1998 Bonds, and does hereby sell, assign, transfer, set over and pledge unto PNC Bank, National Association, as Trustee, its successors in trust and its assigns forever, all the right, title and interest of the Authority in and to, and remedies under, the First Mortgage Bonds and the Agreement (except for the Reserved Rights of the Authority as set forth in the Agreement) as the same relate to the Bonds issued under this Indenture, and all the right, title and interest of the Authority in and to the Revenues, the Bond Redemption Fund, the Construction Fund, the Debt Service Fund and the Revenue Fund (as such terms are hereinafter defined);

     TO HAVE AND TO HOLD all and singular said right, title and interest of the Authority; granted, bargained, sold, assigned, transferred, enfeoffed, conveyed, mortgaged, pledged, aliened, remised, released, confirmed and set over by the Authority as aforesaid or intended so to be, unto the said Trustee, its successors and assigns, forever.

     IN TRUST, NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, for the equal benefit, protection and security of the Holders of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity, shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture and/or the Twenty-Second Supplemental Mortgage Indenture (the "Supplemental Mortgage Indenture"), and for securing the observance and performance of all the conditions, covenants, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared. It is hereby expressly declared that the Bond Insurer shall be deemed to be a third-party beneficiary of this Indenture, so long as the Bond Insurer is not in default of its obligations under the Bond Insurance Policy.

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS


     Section 1.01. Definitions. As used or referred to in this Indenture, unless a different meaning clearly appears from the context:

     "Act" means the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented;

     "Agreement" means the Loan Agreement dated as of March 1, 1998 between the Authority and the Company;

     "Articles" and "Sections" mentioned by number are the respective Articles and Sections of this Indenture so numbered;

     "Authority" means the New Jersey Economic Development Authority, a public body corporate and politic constituting an instrumentality of the State of New Jersey, exercising public and essential governmental functions and its successors or assigns;

     "Authority Officer" means the Chairman, Vice Chairman, Executive Director, Deputy Director, Secretary, Assistant Secretary or Chief Financial Officer and, when used with reference to an act or document, also means any other person authorized by resolution of the Authority to perform such act or sign such document;

     "Bond" or "Bonds" means the $23,000,000 aggregate principal amount of Water Facilities Revenue Bonds (Middlesex Water Company Project), Series 1998, authenticated and delivered under and pursuant to this Indenture;

     "Bondholder" or the term "Holder" or any similar term, when used with reference to a Bond or Bonds, means any person who shall be the registered owner of any Outstanding Bond or Bonds, respectively;

     "Bond Counsel" means St. John & Wayne, L.L.C., or any other attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds appointed by the Authority or the Company and not unacceptable to the Trustee;

     "Bond Insurance Policy" means the financial guaranty insurance policy issued by the Bond Insurer insuring payment, when due, of the principal of and interest on the Series 1998, as provided therein;

     "Bond Insurer" means MBIA Insurance Corporation, its successors or assigns;

     "Bond Insurer Default" means the failure by the Bond Insurer to make a payment when due under the Bond Insurance Policy or if a bankruptcy or insolvency proceeding has been instituted by or against the Bond Insurer and the same has not been dismissed within sixty (60) days following the institution of such proceedings;

     "Bond Redemption Fund" means the fund so designated and established pursuant to Section 5.05 hereof;

     "Bond Year" when used in the context of the rebate requirement imposed under Section 148(f) of the Code means, with respect to the first Bond Year, the period beginning on the date of issuance of the Bonds, i.e., the date of initial delivery of the Bonds in exchange for the issue price from the Purchaser, and ending one (1) year later or the close of business or such earlier date selected by the Authority at the direction of the Company which is the last day of a compounding interval used in computing the Yield on the Bonds. Each subsequent Bond Year begins on the day after the expiration of the preceding Bond Year;

     "Business Day" means any day upon which either the Trustee or the Bond Insurer is not authorized or required by law or executive order to remain closed and on which the New York Stock Exchange remains open;

     "Certified Resolution" means a copy of one or more resolutions or amending resolutions certified by the Secretary or Assistant Secretary of the Authority under its seal to have been duly adopted by the Authority and to be in effect on the date of such certification;

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder from time to time in effect;

     "Company" means Middlesex Water Company, a corporation organized and in good standing under the laws of the State of New Jersey and its successors or assigns;

     "Construction Fund" means the fund so designated and established pursuant to Section 4.01 hereof;

     "Cost" or "Costs",  as used herein,  shall include those items set forth in
Section 3(c) of the Act and all expenses as may be necessary or incident to acquiring, constructing or installing the Project Facilities;

     "Counsel" means an attorney at law or law firm (who may be counsel for the Trustee, the Authority or the Company) designated by the party offering an opinion as its counsel and not unsatisfactory to the Trustee;

     "Dated Date" shall mean March 1 1998;

     "Debt Service Fund" means the fund so designated and established pursuant to Section 5.03 hereof;

     "DTC" shall mean The Depository Trust Company, having a principal business office at 55 Water Street, New York, New York 10041;

     "Event of Default" means any of the events specified in Section 9.01 hereof to be an Event of Default;

     "Fiscal Year" means the twelve months ending December 31 or such other twelve month period as the Company should determine;

     "Funds" shall mean the Revenue Fund, Bond Redemption Fund, Debt Service Fund, Rebate Fund and the Construction Fund;

     "First Mortgage Bonds" means the First Mortgage 5.35% Bond, Series W in the principal amount of $23,000,000 of the Company issued under and secured by the Mortgage Indenture and delivered to the Trustee;

     "Government Obligations" shall mean (i) direct and general obligations of the United States of America; (ii) U.S. Treasury Certificates, Notes and Bonds (including State and Local Government Series -- "SLGs"); (iii) direct obligations of the Treasury which have been stripped by the Treasury itself, CATS, TIGRS and similar securities; (iv) obligations issued by the following agencies which are backed by the full faith and credit of the U.S.: (a) U.S.

Export-Import Bank (direct obligations or fully guaranteed certificates of beneficial ownership), (b) Farmers Home Administration (certificates of beneficial ownership), (c) Federal Financing Bank, (d) Federal Housing Administration Debentures, (e) General Services Administration (participation certificates), (f) U.S. Maritime Administration (guaranteed Title XI financing),
(g) U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds, and (h) U.S. Department of Housing and Urban Development (Project Notes, Local Authority Bonds, New Communities Debentures U.S. government guaranteed debentures;

     "Indenture" means this Trust Indenture, as amended or supplemented;

     "Insurance Paying Agent" means State Street Bank and Trust Company, or its successor under the Bond Insurance Policy;

     "Interest Payment Date" means August 1, 1998 and each February 1 and August 1 thereafter;

     "Investment Obligations" means Government Obligations and the investments included below:

     A.  Direct   obligations  of  the  United  States  of  America   (including
     obligations issued or held in book-entry form on the books of the Department of the Treasury) or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America;

     B. Bonds, debentures, notes or other evidences of indebtedness issued or guaranteed by any of the following federal agencies and provided such obligations are backed by the full faith and credit of the United States of America (stripped securities being only permitted if the Trustee shall have received written confirmation from the Underwriter that such securities have been stripped by the agency itself):

          1.   U.S.  Export-Import  Bank
               Direct  obligations or fully guaranteed certificates

          2.   Farmers Home Administration
               Certificates of beneficial ownership

          3.   Federal Financing Bank

          4.   Federal Housing Administration Debentures
               (FHA)

          5.   General Services Administration
               Participation certificates

          6.   Government National Mortgage Association
               GNMA - guaranteed mortgage-backed bonds
               GNMA - guaranteed pass-through obligations

          7.   U.S. Maritime Administration
               Guaranteed Title XI financing

          8.   Department of Housing and Urban Development (HUD)
               Project Notes
               Local Authority Bonds
               New Communities Debentures - U.S. government guaranteed debentures

               U.S. Public Housing Notes and Bonds - U.S. government guaranteed public housing notes and bonds

     C. Bonds, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following U.S. government agencies (stripped securities are only permitted if such securities that such securities have been stripped by the agency itself):

          1.   Federal Home Loan Bank System
               Senior debt obligations

          2.   Federal Home Loan Mortgage Corporation
               (FHLMC or "Freddie Mac")
               Participation Certificates
               Senior debt obligations

          3. Federal National Mortgage Association (FNMA or "Fannie Mae") Mortgage-backed securities and senior debt obligations

          4. Student Loan Marketing Association (SLMA or "Sallie Mae") Senior debt obligations

          5.   Resolution Funding Corp. (REFCORP)

          6.   Farm Credit System
               Consolidated System Bonds and Notes

     D. Money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Federal Securities Act of 1933, and having a rating from Standard & Poor's Ratings Group of AAAm-G, AAAm or AAm.

     E. Certificates of deposit secured at all times by collateral  described in
     (A) and/or (B) above. Such certificates must be issued by commercial banks, savings and loan associations or mutual savings banks. The collateral must be held by a third party and the Trustee must have a perfected security interest in the collateral.

     F. Certificates of deposit, savings accounts, deposit accounts or money market deposits which are fully insured by FDIC, including BIF and SAIF.

     G. Investment Agreements, including GIC's, acceptable to the Bond Insurer.

     H. Commercial paper rated, at the time of purchase, A-1 or better by Standard and Poor's Ratings Group and "Prime - 1" or better by Moody's Investors Service, Inc.

     I. Bonds or notes issued by any state or municipality which are rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in one of the two highest rating categories assigned by such agencies.

     J. Federal funds or bankers acceptances with maximum term of one year of any bank which has an unsecured, uninsured and unguaranteed obligation rating of "Prime - 1" or "A3" or better by Moody's Investors Service, Inc. and "A-1" or "A" or better by Standard &

     Poor's Ratings Group.

     K. Repurchase agreements that provide for the transfer of securities from a dealer bank or securities firm (seller/borrower) to the Trustee (buyer/lender), and the transfer of cash from the Trustee to the dealer bank or securities firm which will repay the cash plus a yield to the Trustee in exchange for the securities at a specified date.

     Repurchase Agreements ("repos") must satisfy the following criteria or be approved by the Bond Insurer:

          1. Repos must be between the Trustee and a dealer bank or securities firm

               (a) Primary dealers on the Federal Reserve reporting dealer list which are rated A or better by Standard & Poor's Ratings Group and Moody's Investors Service, Inc.

               (b) Banks rated "A" or above by Moody's Investors Service, Inc. and Standard & Poor's Rating Services.

          2.   The written repo contract must include the following:

               (a)  Securities which are acceptable for transfer are:

                    (i)  Direct U.S. governments

                    (ii) Federal agencies backed by the full faith and credit of the U.S. government (and FNMA & FHLMC).

               (b)  The term of the repo may be up to 30 days

               (c) The collateral must be delivered to the Trustee or a third party serving as custodian for the Trustee before/simultaneous with payment (perfection by possession of certificated securities).

               (d)  Valuation of Collateral

               The securities must be valued weekly, marked-to-market at current market price plus accrued interest by the third party custodian. The value of collateral must be equal to 104% of the amount of cash transferred by the Trustee to the dealer bank or security firm under the repo plus accrued interest. If the value of securities held as collateral slips below 104% of the value of the cash transferred by the entity, then additional cash and/or acceptable securities must be transferred. If, however, the securities used as collateral as FNMA or FHLMC, then the value of the collateral must equal 105%.

     3. Legal opinion which must be delivered to the Trustee:

     Repo meets guidelines under state law, if applicable to the Company, for legal investment of public funds.

     "Mortgage Indenture" means the Indenture of Mortgage dated as of April 1, 1927 by and between the Company and First Union National Bank, as successor trustee, as supplemented by the Supplemental Mortgage Indenture;

     "Mortgage Trustee" means First Union National Bank, as successor trustee under the Mortgage Indenture, or any successor thereto;

     "Outstanding", when used with reference to Bonds and as of any particular date, describes all Bonds theretofore and thereupon being authenticated and delivered except (a) any Bond cancelled by the Trustee at or before said date,
(b) any Bond for the payment or redemption of which either (i) cash, equal to the principal amount or Redemption Price thereof, as the case may be, with interest to the date of maturity or redemption date, except any Bond with respect to which the principal and/or interest thereon has been paid by the Bond Insurer pursuant to the Bond Insurance, or (ii) Government Obligations in the amounts, of the maturities and otherwise conforming with the provisions of
Section 13.01, shall have theretofore been deposited with the Trustee in trust whether upon or prior to maturity or the redemption date of such Bonds and, except in the case of a Bond to be paid at maturity, of which notice of redemption shall have been given or provided for in accordance with Article VII, and (c) any Bond in lieu of or in substitution for which another Bond shall have been authenticated and delivered pursuant to the provisions of this Indenture;

     "Paying Agent" means PNC Bank, National Association, and its successor or successors of any other corporation or association which may at any time be substituted in its place pursuant to this Indenture;

     "Payment Date" means the (i) scheduled date for the payment of the principal of or interest on the Bonds and (ii) the date set by the Trustee for the payment of the principal or redemption premium, if any, of or interest on the Bonds upon redemption prior to the scheduled payment dates;

     "Principal Installment Date" means any date on which the principal of any Bonds shall mature and with respect to the Bond Insurance Policy, the redemption date of Bonds as a result of a determination of taxability;

     "Project" shall have the meaning set forth in the recitals hereto;

     "Project Facilities" shall have the meaning set forth in the recitals hereto;

     "Purchaser" shall mean Prudential Securities Inc., whose bid for the Series 1998 Bonds has been accepted by the Authority and approved by the Company;

     "Rebate Fund" shall mean the fund so designated and established pursuant to
Section 5.09 hereof;

     "Redemption Price", when used with respect to a Bond, means the principal amount of such Bond plus the applicable premium, if any, payable upon redemption thereof in the manner contemplated in accordance with its terms pursuant to this Indenture;

     "Requisition Form" shall mean the form of requisition required by Section 3.02(a) of the Loan Agreement as a condition precedent to the disbursement of moneys from the Construction Fund, in the form made part of the Record of Proceedings;

     "Revenues" means (i) all amounts payable in respect of, or proceeds from the First Mortgage Bonds, (ii) investment income in respect of any money held by the Trustee, and (iii) any other amounts paid by the Company to the Trustee pursuant to the Agreement (except for amounts payable under Sections 6.06, 7.12, 8.05 and 9.03 of the Agreement);

     "Revenue  Fund" means the fund so designated  and  established  pursuant to
Section 5.01 hereof;

     "Supplemental Mortgage Indenture" means the Twenty-Second Supplemental Mortgage Indenture;

     "Trustee" means PNC Bank, National Association, East Brunswick, New Jersey, with its payment office in Pittsburgh, Pennsylvania, and its successors in trust hereunder;

     "Twenty-Second Supplemental Indenture" means the twenty-second supplement to the Mortgage Indenture, by and between the Company and First Union National Bank, as successor trustee, dated as of March 1, 1998;

     "Yield" shall mean a yield as shall be determined under Section 1.148-4 of the Treasury Regulations; and

     The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Bonds) refer to this entire Indenture.

     Terms not otherwise defined herein shall have the meanings provided in the Agreement.

                                   ARTICLE II

                   AUTHORIZATION, TERMS AND EXECUTION OF BONDS


     Section 2.01. Issuance of Bonds. The Bonds issued under and secured by this Indenture shall be the only series of Bonds to be issued hereunder, any other provision hereof notwithstanding.

     Section 2.02. Particular Terms of the Bonds. There shall be issued under and secured by this Indenture Bonds for the purpose of financing the Project to be designated "Water Facilities Revenue Bonds (Middlesex Water Company Project), Series 1998" in the aggregate principal amount of $23,000,000, which shall contain substantially the terms recited in the form of the Bonds in Exhibit A hereto. The Bonds shall provide that principal or Redemption Price, and interest in respect thereof, shall be payable only out of Revenues.

     Section 2.03. General Terms of Bonds. Every Bond shall be payable, with respect to principal or Redemption Price, and interest, in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for payment of public and private debts. Every Bond shall be issued in the form of a fully registered Bond and payable to a named person or registered assigns and shall be substantially in the form as provided in this Indenture. Interest on the Bonds shall be payable from and after its date of initial issuance first on August 1, 1998 and on February 1 and August 1 each year thereafter to any Holder of Bonds as of the close of business on the January 15 or July 15 next preceding such interest payment date until the Authority's obligation with respect to the payment of the principal sum thereof shall be paid. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months. Upon written request received not later than the applicable record date, any holder of Bonds aggregating $1,000,000 or more shall be entitled to receive interest payments from the Trustee by wire transfer. All Bonds shall each be of the denomination of $5,000 or any integral multiple of $5,000 and shall each be in substantially the form provided for in Exhibit A hereto. The Bonds shall be initially dated the Dated Date. The Bonds shall mature on February 1, 2038. Thereafter, each Bond shall be dated as of the date six months preceding the interest payment date next following the date of authentication thereof by the Trustee, except that (a) if such date of such authentication shall be an interest payment date thereof, said Bond shall be dated as of such date of authentication, or (b) if interest on such Bond shall not have been paid in full in accordance with its terms, then, notwithstanding any of the foregoing provisions of this Section, such Bond shall be dated as of the date to which interest has been paid in full on such Bond. Temporary bonds in authorized denominations specified by the Purchaser are authorized to be issued, authenticated and delivered to the Purchaser thereof in lieu of and until such time as bonds in definitive form are available for authentication and delivery.

     Section 2.04. Execution of Bonds. The Bonds shall be executed in the name of the Authority by the manual or facsimile signature of its Chairman, Executive Director, or Managing Director of Investment Banking or any other authorized officer of the Authority and its corporate seal shall be thereunto affixed, imprinted or otherwise reproduced and attested by the manual or facsimile signature of the Secretary or Assistant Secretary. In case any officer who shall have signed, sealed or attested any of the Bonds shall cease to be such officer of the Authority before the Bonds so signed, sealed or attested shall have been authenticated and delivered by the Trustee, such Bonds may nevertheless be authenticated and delivered as herein provided as if the person who so signed, sealed or attested such Bonds had not ceased to be such officer. Any Bond may be signed, sealed or attested on behalf of the Authority by any person who, at the date of such act, shall hold the proper office, notwithstanding that at the date of such Bond such person may not have held such office.

     Section 2.05. Authentication of Bonds. The Bonds shall bear thereon a certificate of authentication, substantially in the form set forth hereinafter in this Indenture, duly executed by the Trustee. Only such Bonds shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose unless such certificate of authentication upon such Bond shall have been duly executed by the Trustee, and such certificate of authentication by the Trustee upon any Bond executed on behalf of the Authority shall be conclusive and the only evidence that the Bond so authenticated has been duly authenticated and delivered under this Indenture and that the holder thereof is entitled to the benefit of this Indenture.

     Section 2.06. Transfer and Registry of Bonds and Agency Therefor. The Authority shall cause the Trustee to maintain and keep registry books for the registration and transfer of Bonds, and, upon presentation and surrender thereof for such purpose at the designated office of the Trustee, the Trustee shall register or cause to be registered therein, and permit to be transferred thereon or to be exchanged, under such reasonable regulations as the Authority or the Trustee may prescribe, any Bond entitled to registration, transfer or exchange. The Trustee is hereby appointed the agent of the Authority for such registration, transfer or exchange of Bonds. The Bond Insurer shall be permitted by the Authority and the Trustee to have access and to make copies of the books and records of the Trustee relating to the Bonds, upon reasonable notice, at any reasonable time.

     Section 2.07. Transfer of Bonds. The Bonds shall be transferable only upon the books of the Authority at the designated office of the Trustee, by the registered owner thereof in person or by his attorney duly authorized in writing, upon surrender thereof together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered owner or such duly authorized attorney. Upon the transfer of any such Bond, the Authority shall execute, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations registered in the name of the transferee of the same aggregate principal amount as the surrendered Bond.

     Section 2.08. Ownership of Bonds and Effect of Registration. The Authority, the Trustee and any Paying Agent may treat and consider the person in whose name any registered Bond for the time being shall be registered as the Holder and absolute owner thereof, whether such Bond shall be overdue or not, for the purpose of receiving payment of the principal or Redemption Price thereof or interest thereon and for all other purposes whatsoever; and payment of, or on account of, the principal or Redemption Price of or interest on such Bond shall be made only to, or upon the order of, such registered owner thereof, but such registration may be changed or discharged as herein provided. All payments made as in this Section provided shall be valid and effectual to satisfy and discharge the liability upon the several Bonds to the extent of the sum or sums so paid.

     Section 2.09. Reissuance of Mutilated, Destroyed, Stolen or Lost Bonds. In case any Outstanding Bond shall become mutilated or be destroyed, stolen, or lost, the Trustee shall authenticate and deliver a new bond of like tenor, number and amount as the Bond so mutilated, destroyed, stolen, or lost, in exchange and substitution for such mutilated Bond and upon surrender of such mutilated Bond or, in lieu of and substitution for the Bond, destroyed, stolen or lost, upon filing with the Trustee evidence satisfactory to the Authority and the Trustee that such Bond has been destroyed, stolen or lost, and upon furnishing the Authority and the Trustee with indemnity satisfactory to them and complying with such other reasonable regulations as the Authority and the

Trustee may incur in connection therewith. In lieu of reissuing a mutilated, destroyed, lost or stolen Bond which is due and payable, the Trustee may pay the amount due on such Bond to the owner thereof, provided all the other requirements of this Section have been met.

     Section 2.10. Regulations with Respect to Registrations, Exchanges and Transfers. In all cases in which the privilege of transferring Bonds is exercised, the Authority shall execute and the Trustee shall authenticate Bonds in accordance with the provisions of this Indenture. For every transfer of Bonds, the Authority and the Trustee may charge a sum sufficient to reimburse them for any tax, fee or other governmental charge required to be paid and any mailing, delivery or insurance expense incurred with respect to such transfer, which sum shall be paid by the person requesting such transfer as a condition precedent to the exercise of the privilege of effecting such transfer. During the period from the record date (January 15 or July 15, as the case may be) next preceding any interest payment date of the Bonds or, in the case of any proposed redemption of Bonds, during the fifteen (15) days next preceding the date of the notice of such redemption, neither the Authority nor the Trustee shall be required to make any transfer of Bonds under the provisions of this Article.

     Section 2.11. Cancellation and Destruction of Surrendered Bonds. Bonds surrendered for payment, redemption or transfer and Bonds purchased from any moneys held by the Trustee hereunder or surrendered to the Trustee by the Authority or by the Company shall be cancelled and destroyed by the Trustee. If surrendered to the Authority or any Paying Agent, such Bonds shall be cancelled by it and delivered to the Trustee for destruction. The Trustee shall deliver to the Authority and to the Company certificates of destruction in respect of all such Bonds. No such Bonds shall be deemed Outstanding under this Indenture and no Bonds shall be issued in lieu thereof (except for a Bond transferred pursuant to Section 2.07 hereof).

     Section 2.12. Book-Entry Bonds. (i) Except as provided in subsection (iii) of this Section, the Bonds shall all be registered as to both principal and interest in the name of and held by Cede and Co., as nominee of DTC. Payment of both principal and interest for any Bond registered as of the applicable record date in the name of Cede and Co., as nominee of DTC, shall be made by the Trustee (subject to the provisions of Section 5.04 hereof) with same day funds to the account of Cede and Co., as nominee of DTC, on the interest or principal payment date for the Bonds, as the case may be, at the address indicated on the registry books of the Authority kept by the Trustee.

     (ii) The Bonds shall be initially issued in the form of one authenticated fully registered Bond. Upon initial issuance, the ownership of such Bond shall be registered in the registry books of the Authority kept by the Trustee in the name of Cede and Co., as nominee of DTC. The Trustee, Paying Agent and the Authority may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Bondholders under this Indenture, registering the transfer of the Bonds, obtaining any consent or other action to be taken by Bondholders and for all other purposes whatsoever; and neither the Trustee, Paying Agent nor the Authority shall be affected by any notice to the contrary. Neither the Trustee, the Paying Agent nor the Authority shall have any responsibility or obligation to any DTC participant, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any DTC participant, or any other person which is not shown on the registration books of the Trustee as being a Bondholder. The Authority, the Trustee and the Paying Agent shall have no responsibility with respect to the accuracy of any records maintained by DTC, Cede and Co., or any DTC participant with respect to any ownership interest in the Bonds; the payment by DTC or any DTC participant to any beneficial owner of any amount in respect of the principal or Redemption Price of or interest on the Bonds; the delivery to any DTC participant or any beneficial owner of any notice which is permitted or required to be given to Bondholders under this Indenture; selection by DTC or any DTC participant of any person to receive payment in the event of a partial redemption of the Bonds; or any consent given or other action taken by DTC as Bondholder. The Trustee or Paying Agent, as the case may be (subject to the provisions of Section 5.04 hereof), shall pay all principal of and premium, if any, and interest on the Bonds only to or "upon the order of" (as that term is used in the Uniform Commercial Code as adopted in the State of New Jersey) Cede and Co., as nominee of DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Authority's obligations with respect to the principal of and premium, if any, and interest on the Bonds to the extent of the sum or sums so paid without the requirement that DTC surrender the Bond so redeemed; provided that DTC shall deliver to the Trustee a written confirmation of such partial redemption and thereafter the records of the Trustee shall be conclusive as to the amount of Bonds which have been redeemed. Upon delivery by DTC to the Trustee of written notice to the effect that DTC had determined to substitute a new nominee in place of Cede and Co., and subject to the provisions herein with respect to record dates, the word "Cede and Co.", in this Indenture shall refer to such successor nominee.

     (iii) In the event the Authority in its sole discretion and with the prior written consent of the Company determines to make available to the beneficial owners of the Bonds definitive Bonds, the Authority may notify DTC and the Trustee, in writing, whereupon DTC will notify DTC participants, of the availability through DTC of definitive Bonds. In such event, the Authority shall issue definitive Bonds as designated in writing by DTC and any other Bondholders in appropriate amounts. DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving notice to the Authority and the Trustee and discharging its responsibilities with respect thereto under applicable law; and the Authority, in its sole discretion, may determine to discontinue the services of DTC with respect to the Bonds upon written notice to DTC. Under such circumstances, the Authority and Trustee shall be obligated to deliver definitive Bonds as described in this Indenture to the beneficial owners thereof. In the event definitive bonds are issued, the provisions of this Indenture shall apply to, among other things, the transfer and exchange of such definitive Bonds and the method of payment of principal of and interest on such definitive Bonds. Whenever DTC requests the Authority and the Trustee to do so, the Trustee and the Authority will cooperate with DTC in taking appropriate action after reasonable written notice (a) to make available one or more separate definitive Bonds evidencing the Bonds to any DTC participant having Bonds credited to its DTC account or (b) to arrange for another securities depository to maintain custody of definitive Bonds.

     (iv) In connection with any notice or other communication to be provided to Bondholders pursuant to this Indenture with respect to any consent or other action to be taken by Bondholders, the Authority or the Trustee, as the case may be, the Trustee shall establish a record date for such consent or other action and give DTC notice of such record date not less than 15 calendar days in advance of such record date to the extent possible.

     (v) The expense of providing definitive Bonds shall be borne by the Company.

                                   ARTICLE III

                      AUTHENTICATION AND DELIVERY OF BONDS


     Section 3.01. Authorization of Bonds. The aggregate principal amount of Bonds which may be executed by the Authority and authenticated by the Trustee and delivered and secured by this Indenture is limited to the $23,000,000 aggregate principal amount of Series 1998. This Indenture creates and shall be and constitute a continuing, irrevocable and exclusive lien upon, and pledge of, the Revenues, and the income earned by the investment of funds under this Indenture to the extent provided in this Indenture. All Bonds issued and to be issued hereunder are, and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds or any of them, so that subject as aforesaid, all Bonds at any time outstanding hereunder shall have, except as otherwise provided herein, the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same or any of them shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date.

     Section 3.02. Issuance of Bonds. Bonds in the aggregate principal amount of $23,000,000 dated the Dated Date shall forthwith be executed by the Authority and delivered to the Trustee for authentication, together with a statement as to the amount and disposition of the proceeds of the sale of such principal amount of said Bonds, and thereupon the Bonds shall be authenticated by the Trustee and shall be delivered to or upon the written order of an Authority Officer. Prior to authentication and delivery of the Bonds by the Trustee, the Trustee shall also have received the following:

          (a) A copy of the resolution or resolutions adopted by the Authority authorizing the execution and delivery of the Agreement and this Indenture and the issuance and delivery of the Bonds, duly certified by the Secretary or Assistant Secretary of the Authority, under its corporate seal, to have been duly adopted by the Authority and to be in full force and effect on the date of such certification;

          (b) An original executed counterpart of the Agreement and this Indenture;

          (c) A certificate of an Authority Officer to the effect that on the basis of the facts, estimates and circumstances (including the covenants of the Authority and the Company in the Agreement and this Indenture) in existence on the date of delivery of the Bonds it is not expected that the proceeds of the Bonds will be used in a manner that will cause the Bonds to be arbitrage bonds within the meaning of Section 148 of the Code, to the date of such certificate, and the regulations adopted or proposed thereunder, and such certificate shall set forth such facts, estimates and circumstances (including the covenants of the Authority and the Company in the Agreement and this Indenture), which may be in brief and summary terms, and shall state that to the best of the knowledge and belief of the officer signing such certificate there are no other facts, estimates or circumstances that would materially change such expectation, and such expectation is reasonable;

          (d) The opinion of Counsel for the Company required by Section 6.01 of the Agreement, the opinion of Bond Counsel required by Section 6.02 of the Agreement and the opinion of counsel for the Bond Insurer required under Section 6.03 of the Agreement;

          (e) Certificate of the Company regarding the insurance required to be maintained as provided for in Section 7.02 of the Agreement;

          (f) The First Mortgage 5.35% Bond, Series W in the aggregate principal sum of $23,000,000 registered in the name of the Trustee;

          (g) The Bond Insurance Policy;

          (h) $230,000 from the Company representing the proceeds of the security check from the Purchaser of the Bonds for deposit in the Construction Fund; and

          (i) $22,863,341.67 from the Purchaser, representing the par amount of the Bonds, less the Purchaser's discount of $9,200 and the good faith deposit plus accrued interest.

                                   ARTICLE IV

                                CONSTRUCTION FUND


     Section 4.01. Establishment of Funds. The Authority hereby establishes and creates the Construction Fund, which shall be a special fund held by the Trustee.

     Section 4.02. Payments into the Construction Fund; Disbursements. (A) Except for the deposit made pursuant to Section 5.03 hereof to the Debt Service Fund, the remainder of the proceeds from the issuance and sale of the Bonds shall be deposited in the Construction Fund.

     (B) The Authority covenants and agrees to take all necessary and appropriate action promptly in authorizing disbursements from the Construction Fund in accordance with the provisions of the Agreement. The Trustee is hereby authorized and directed to make each disbursement required by the provisions of the Agreement and to issue its checks therefor. In connection therewith, the Trustee shall be entitled to rely entirely on the Requisition Form delivered to it pursuant to Section 3.02 of the Agreement and the Trustee shall have no liability to the Authority or the Bondholders with respect to any disbursement made from the Construction Fund supported by any such Requisition Form. The Trustee shall keep and maintain a record of such Requisition Forms and disbursements from the Construction Fund and all such payments therefrom, and after the Project has been completed and a certificate of payment of all costs is or has been filed as provided in Section 4.03 hereof, the Trustee shall file an accounting thereof with the Authority and the Company.

     (C) Upon the occurrence of an Event of Default, any moneys held in the Construction Fund, shall be transferred to the Debt Service Fund for application to pay the principal of and interest on the Bonds in accordance with Section
9.10 hereof.

     Section 4.03. Completion of the Project. The completion of the Project and payment or provision made for payment of all Costs of the Project shall be evidenced by the filing with the Trustee of the certificate required by the provisions of Section 3.04 of the Agreement. As soon as practicable and, in any event, not more than sixty (60) days from the date of receipt of the certificate referred to in the preceding sentence, any balance remaining in the Construction Fund (except amounts the Company shall have directed the Trustee in writing to retain for any costs of the Project not then due or payable or if due and payable, not then paid) shall without further authorization, be deposited in the Bond Redemption Fund by the Trustee to be used for the partial redemption of the Bonds in authorized denominations in accordance with the provisions of Sections
7.01 and 7.02 hereof.

                                    ARTICLE V

                        REVENUES AND APPLICATIONS THEREOF


     Section 5.01. Revenues and Applications Thereof. There is hereby created and established with the Trustee a Revenue Fund. The Authority hereby assigns, transfers and sets over to the Trustee all the Revenues and all the Authority's interest in and to the Agreement and directs payment to the Trustee of any and all amounts payable to the Authority under the Agreement, including payments to be received on the First Mortgage Bonds, except for payments to be received by the Authority pursuant to Sections 6.06, 7.12, 8.05 and 9.03 of the Agreement. Upon receipt of such payments and of such other moneys as may be paid to the Trustee by the Authority, or otherwise, for deposit in the Revenue Fund, the Trustee shall deposit the same in the Revenue Fund; provided, that any payments received by the Trustee which are required by the provisions of this Indenture or of the Agreement to be deposited in the Debt Service Fund or the Bond Redemption Fund and which are so designated in writing by the Authority or the Company, as the case may be, shall be so deposited in such Fund rather than in the Revenue Fund.

     Section 5.02. Flow of Funds. The moneys deposited from time to time by the Trustee in the Revenue Fund shall be applied by it without further authorization from the Authority in the following order:

          (a) to make payments into the Debt Service Fund as provided in Section
     5.03 of this Indenture; and

          (b) to make  payments  into the Bond  Redemption  Fund as  provided in
     Section 5.05 of this Indenture.

     Payments made by the Company under the First Mortgage 5.35% Bonds, Series W, shall be deposited in the Revenue Fund for the account of the Bonds.

     Section 5.03. Debt Service Fund. There is hereby created and established with the Trustee a Debt Service Fund the moneys in which shall be held in trust and applied by the Trustee in accordance with this Section 5.03. On the date of issuance of the Bonds and upon receipt of the purchase price therefor from the Purchaser, the Trustee shall deposit the amount of $102,541.67, representing accrued interest from the Dated Date to the date of delivery of the Bonds in the Debt Service Fund, which moneys shall be applied by the Trustee on the first date on which interest is due on the Bonds to pay interest on the Bonds. To the extent moneys are available in the Revenue Fund, the Trustee shall withdraw from the Revenue Fund and deposit to the credit of the Debt Service Fund:

          (a) on or before each interest payment date for the Bonds, an amount which, together with other available moneys in the Debt Service Fund, will be sufficient to pay the interest on such Bonds which will become due on each such interest payment date;

          (b) on or before the maturity date of the Bonds, an amount which, together with other available moneys in the Debt Service Fund, will be equal to the principal of Bonds maturing on such date.

     The Trustee, without further authorization than is in this Section 5.03 contained, shall pay from the moneys in the Debt Service Fund (i) the interest on the Bonds as and when the same shall become due, and (ii) the principal of the Bonds as and when the same shall mature, provided that, subject to the provisions of Section 2.12(ii) hereof, such payment of principal shall be made only upon presentation and surrender of such Bonds as they severally mature.

     Section 5.04. Concerning the Insurance Policy.

     (a) In the event that, on the Business Day prior to the Interest Payment Date or Principal Installment Date, and again on the Interest Payment Date or Principal Installment Date, the Trustee has not received sufficient moneys to pay all of the principal of and interest on the Bonds due on the following Business Day or such payment dates, as the case may be, the Trustee shall immediately notify the Bond Insurer or its designee on the same Business Day by telephone or telegraph, confirmed in writing by registered or certified mail, of the amount of the deficiency.

     (b) If the deficiency is made up in whole or in part prior to or on any such payment dates, the Trustee shall so notify the Bond Insurer or its designee.

     (c) In addition, if the Trustee has notice that any Bondholder has been required to disgorge payments of the principal or interest on the Bonds to a trustee in bankruptcy or creditors or others pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Bondholder within the meaning of any applicable bankruptcy laws, then the Trustee shall notify the Bond Insurer or its designee of such fact by telephone or telegraphic notice, confirmed in writing by registered or certified mail.

     (d) The Trustee is hereby irrevocably designated, appointed, directed and authorized to act as attorney-in-fact for Bondholders as follows:

     1. If and to the extent there is a deficiency in amounts required to pay the interest on the Bonds, the Trustee shall (A) execute and deliver to the Insurance Paying Agent, in form satisfactory to the Insurance Paying Agent, an instrument appointing the Bond Insurer as agent for such Bondholders in any legal proceeding related to the payment of such interest and an assignment to the Bond Insurer of the claims for the interest to which such deficiency relates and which are paid by the Bond Insurer, (B) receive as designee of the respective Bondholders (and not as Trustee) in accordance with the tenor of the Bond Insurance Policy payment from the Insurance Paying Agent with respect to the claims for the interest so assigned, and
     (C) disburse the same to such respective Bondholders; and

     2. If and to the extent of a deficiency in amounts required to pay the principal of the Bonds, the Trustee shall (A) execute and deliver to the Insurance Paying Agent in form satisfactory to the Insurance Paying Agent an instrument appointing the Bond Insurer as agent for such Bondholders in any legal proceeding relating to the payment of such principal and an assignment to the Bond Insurer of any of the Bonds surrendered to the Insurance Paying Agent of so much of the principal thereof as has not previously been paid or for which moneys are not held by the Trustee and available for such payment (but such assignment shall be delivered only if payment from the Insurance Paying Agent is received), (B) receive as designee of the respective Bondholders (and not as Trustee) in accordance with the tenor of the Bond Insurance Policy payment therefor from the Insurance Paying Agent, and (C) disburse the same to such Bondholders.

     (e) Payments with respect to claims for the interest on and the principal of the Bonds disbursed by the Trustee from proceeds of the Bond
Insurance Policy shall not be considered to discharge the obligation of the Borrower with respect to such Bonds, and the Bond Insurer shall become the Owner of such unpaid Bonds and claims for the interest in accordance with the tenor of the assignment made to it under the provisions of this Section or otherwise.

     (f) Irrespective of whether any such assignment is executed and delivered, the Trustee and the Authority hereby agree for the benefit of the Bond Insurer that:

          1. Notwithstanding any Bond Insurer Default, they recognize that to the extent the Bond Insurer makes non-recoverable payments, directly or indirectly (as by paying through the Trustee), on account of the principal of or the interest on the Bonds, the Bond Insurer will be subrogated to the rights of such Bondholders to receive the amount of such principal and interest from the Borrower, with interest thereon as provided and solely from the sources stated in this Trust Indenture, the Agreement, the First Mortgage Bonds and the Bonds; and

          2. The Borrower will accordingly pay to the Bond Insurer the amount of such principal and interest (including principal and interest recovered under subparagraph (ii) of the first paragraph of the Bond Insurance Policy, which principal and interest shall be deemed past due and not to have been paid), with interest thereon as provided in this Trust Indenture, the Agreement, the First Mortgage Bonds and the Bonds but only from the sources and in the manner provided herein for the payment of the principal of and interest on the Bonds to the Bondholders, and will otherwise treat the Bond Insurer as the Holder of such rights to the amount of such principal of and interest on the Bonds.

     (g) In connection with the issuance of Additional Bonds which are consented to by the Bond Insurer, the Trustee shall deliver to the Bond Insurer a copy of the disclosure document, if any, circulated with respect to such Additional Bonds.

     (h) Copies of any amendments made to the documents executed in connection with the issuance of the Bonds which are consented to by the Bond Insurer shall be sent to S&P.

     (i) The Bond Insurer shall receive notice of the resignation or removal of the Trustee and the appointment of a successor thereto.

     (j) The Bond Insurer shall receive copies of all notices required to be delivered to Bondholders and, on an annual basis, copies of the Company's audited financial statements.

     (k) Any notice that is required to be given to a holder of the Bonds or to the Trustee pursuant to this Trust Indenture or the Agreement shall also be provided to the Bond Insurer.

     Section 5.05. Bond Redemption Fund. There is hereby created and established with the Trustee a Bond Redemption Fund for application of money, the moneys in which shall be held in trust and applied by the Trustee as described in this Indenture. On or before each interest payment date for the Bonds, after making the transfers to the Debt Service Fund provided for in Section 5.03 of this Indenture, the Trustee shall transfer any moneys remaining in the Revenue Fund to the Bond Redemption Fund.

     The Trustee, without further authorization than is in this Section 5.05 contained, shall withdraw from the Bond Redemption Fund and transfer first to the Debt Service Fund an amount sufficient to make up any deficiency in the Debt Service Fund. Thereafter, the Trustee shall hold the moneys in the Bond Redemption Fund as a reserve for and shall apply the same in the manner and subject to the conditions set forth in this Section 5.05.

     Whenever there are moneys in the Bond Redemption Fund not committed to the redemption of Bonds after providing for the disposition thereof pursuant to any of the provisions of Sections 5.03 and 5.05 of this Indenture, the Trustee, as directed in writing by the Company, shall (1) deposit such moneys in the Debt Service Fund, or (2) purchase Bonds then Outstanding on the terms negotiated by the Company (provided that the price paid does not exceed the principal amount thereof), or (3) call for redemption on the next practicable redemption date, such amount of Bonds as the Company shall specify. Accrued interest on the Bonds so purchased, not paid from the Bond Redemption Fund, shall be paid from the Revenue Fund or the Debt Service Fund. Any such redemption shall be made subject to and in accordance with the provisions of Article VII of this Indenture.

     Any amounts deposited in the Bond Redemption Fund from the Construction Fund shall be used to redeem the Bonds in accordance with the provisions of Sections 7.01 and 7.02 herein and Section 3.04 of the Agreement. Prior to the application of such amounts to redeem the Bonds, the Company shall not cause such funds to be invested at a Yield higher than the Yield on the Bonds.

     Section 5.06. No Further Payments Needed. If at any time the aggregate of the amounts then on deposit in the Revenue Fund, the Debt Service Fund and the Bond Redemption Fund is sufficient to pay when due the principal of and interest and Redemption Price (if any) on the Bonds remaining Outstanding and all expenses of the Trustee and the Authority have been paid, the Trustee shall notify the Authority and the Company that no additional or further payments need be made under this Indenture, and the Trustee shall apply the moneys then in said funds to the payment of the principal of and interest and Redemption Price, if any, on the Bonds as they mature and to the payments of the amounts, if any, payable to itself as Trustee and to the Authority.

     Section 5.07. Funds Held for Bonds. The amounts held or applied by the Trustee for the payment of interest, principal or Redemption Price, due on any date with respect to particular Bonds shall, pending such payment, be set aside and held in trust for the Holders of the Bonds entitled thereto, and for the purposes of this Indenture such principal, interest or Redemption Price, after the due date thereof, shall no longer be considered to be unpaid.

     Section 5.08. Cancellation of Bonds. All Bonds purchased, redeemed or paid shall, if surrendered to the Authority or any Paying Agent, be cancelled by it and delivered to the Trustee, or if presented and surrendered to the Trustee, be cancelled by it. No such Bonds shall be deemed Outstanding under this Indenture and no Bonds shall be issued in lieu thereof. All such Bonds shall be cancelled and shall be destroyed and a certificate thereof delivered to the Authority.

     Section 5.09. Rebate Fund. There is hereby established with the Trustee a Rebate Fund which shall be held separate and apart from all other funds established under this Indenture. The Company shall comply with the provisions of Section 7.05 of the Agreement and instruct the Trustee in writing to transfer from the Revenue Fund or the Construction Fund to the Rebate Fund, or shall otherwise pay to the Trustee for deposit into the Rebate Fund, such amounts as shall be necessary to cause the aggregate amount transferred to or otherwise  deposited  in the  Rebate  Fund to  equal  the  amount  of  rebatable arbitrage  required to be paid to the United States as determined  under Section
7.05 of the Agreement, plus earnings attributable to investment of such amount as of the end of each Bond Year; provided that, as set forth in such Section 7.05, no such transfers or deposits shall be necessary with respect to the Bonds if the proceeds of the Bonds, together with the investment earnings thereon, are fully expended within six months of the date of issue and the Trustee receives written notice from the Authority or the Company to that effect. Withdrawals from the Rebate Fund may be made only pursuant to written directions of the Company given in accordance with Section 7.05 of the Agreement. All amounts in the Rebate Fund, including income earned from investment of the Rebate Fund, shall be held by the Trustee free and clear of the lien of this Indenture, and the Trustee shall pay said amounts over to the United States from time to time as the Trustee shall be instructed in writing by the Company, as follows: (1) not less frequently than once each five years after the date of original delivery and payment for the Bonds, an amount sufficient to assure that at least 90% of the net aggregate amount transferred or deposited to or earned in the Rebate Fund prior to such date (and not theretofore transferred to the Construction Fund as provided in Section 7.05 of the Agreement) has been paid to the United States and (2) not later than sixty (60) days after the redemption, payment at maturity or other retirement of the last Bond, 100% of all moneys remaining in the Rebate Fund. The Trustee's only duties with respect to rebating the rebatable arbitrage to the United States shall be as expressly stated in this Section 5.09 and the Authority and the Company shall indemnify and hold the Trustee harmless from and against any losses or claims resulting from the failure of the Company or the Authority to comply with Section 148 of the Code and the Treasury Regulations 1.148-1 through 1.148-11, as supplemented and amended. Any amount remaining in the Rebate Fund immediately following any payment to the United States shall be returned to the Company upon receipt by the Trustee of a written request therefor from the Company.

                                   ARTICLE VI

                        INVESTMENT AND DEPOSIT OF MONEYS


     Section 6.01. Deposits. All moneys received by the Trustee under this Indenture shall, except as hereinafter provided, be deposited with the Trustee, until or unless invested as provided in Section 6.02 hereof. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities.

     Section 6.02. Investments. The Trustee shall, at the request and oral direction (promptly confirmed in writing) of the Company (so long as no Event of Default shall have occurred and be continuing), invest any moneys held by it and not needed for immediate application in Investment Obligations; provided that the accrued interest received from the Purchaser of the Bonds held in the Debt Service Fund shall be invested only in Government Obligations; and provided further, that all Investment Obligations shall mature no later than the date when the amounts will foreseeably be needed for purposes of this Indenture; and further provided that it shall be solely the Company's duty to be certain that no portion of the proceeds derived from the sale of the Bonds shall be used, directly or indirectly, in such manner as to cause any Bond to be an "arbitrage bond" within the meaning of the Code. In the absence of investment instructions, the Trustee shall invest such moneys in Investment Obligations described in clause (D) thereof.

                                   ARTICLE VII

                               REDEMPTION OF BONDS


     Section 7.01. Bonds Subject to Redemption; Selection of Bonds to be Called for Redemption. The Bonds are subject to redemption prior to maturity as provided in the form of Bonds in Exhibit A hereto. If fewer than all the Bonds are to be redeemed, the Bonds shall be selected by the Trustee by lot for redemption. The Authority shall direct the Trustee to call Bonds for optional redemption when and only when and to the extent that (a) the Company has itself notified the Trustee of a corresponding prepayment made or proposed to be made by redemption or otherwise on the First Mortgage Bonds, or (b) the First Mortgage Bonds held by the Trustee have been surrendered to the Company pursuant to Article XIII hereof. The Authority shall furnish the Company with a copy of the direction to the Trustee. Upon receipt of money directly from the Company representing a prepayment, by redemption or otherwise, on the First Mortgage Bonds held by it, the Trustee shall forward notice of the details of such prepayment to the Mortgage Trustee.

     Section 7.02. Procedure for Redemption. When the Trustee shall be required or authorized, or shall receive notice from the Authority given by the Company of its election, to redeem Bonds, the Trustee shall, in accordance with the terms and provisions of the Bonds and of this Indenture, at least thirty (30) days prior to the date fixed for redemption, mail by registered mail, postage prepaid, to the Bond Insurer and the registered owners of the Bonds to be redeemed, at their addresses as the same shall appear, if at all, upon the registry books of the Trustee, a notice to the effect that the Authority has elected to redeem all the Bonds or a part thereof, as the case may be, on a date therein designated, specifying, in the case of the redemption of fewer than all of the Outstanding Bonds, the distinctive numbers of the Bonds to be redeemed and the portion, if less than all, of any Bond to be redeemed, and in every case stating that on said date there will become and be due and payable upon each Bond so to be redeemed, at the principal office of the Trustee, the principal thereof, together with the accrued interest to such date, with such premium, if any, as is due and payable on such Bond upon such redemption, and that from and after such date interest thereon will cease to accrue. So long as the Bonds are held by DTC, the Trustee shall send any notice of redemption to DTC at 711 Stewart Avenue, Garden City, New York 11530, (Fax - (516) 227-4039 or (516) 227-4190) or at such other address as may be given by DTC in writing to the Trustee. The foregoing notice may be sent by legible facsimile or by other secure method which enables the Trustee to verify the submission of such notice.

     In case the Authority shall have elected to redeem all or fewer than all of the Outstanding Bonds, it shall in each such instance, at least five (5) Business Days before the first date upon which the notice of redemption hereinbefore mentioned is required to be given, notify the Trustee in writing through notice given by the Company of such election and of the aggregate principal amount of Bonds to be redeemed, and thereupon the Trustee shall redeem the Bonds by lot. In case any Bond shall be redeemed in part only, such notice shall specify the principal amount thereof to be redeemed, which amount shall be in a multiple of $5,000. Partial redemption of any Bond may be made without surrender of such Bond, and the Trustee shall keep a record of the amounts and dates of each such partial redemption. Except for Bonds held by DTC, such partially redeemed Bond shall be surrendered upon redemption in which case a new Bond or Bonds in Authorized Denominations and of an aggregate principal amount equal to the unredeemed portion of such Bond will be issued in lieu thereof, and the Authority shall execute and the Trustee shall authenticate and deliver such new Bond or Bonds to or upon the written order of the registered owner of such Bond, at the expense of the Company.

     On or before the redemption date specified in the notice above provided for, the Authority shall, and it hereby covenants that it will, deposit with the Trustee an amount of cash sufficient to effect the redemption of the Bonds specified in such notice, except that such amount may be reduced to the extent that moneys then held by the Trustee under any of the provisions of this Indenture are available for such redemption. All moneys deposited by the Authority with the Trustee or set apart by the Trustee under the provisions of this Indenture for the redemption of Bonds shall be held in trust for the account of the respective registered owners of the Bonds to be redeemed and applied in accordance with the provisions of Section 14.03 hereof.

     On the redemption date designated in such notice, the principal amount of each Bond so to be redeemed, together with the accrued interest thereon to such date, and such premium, if any, as is due and payable on such Bond upon such redemption, shall become due and payable; and from and after such date (such notice having been given in accordance with the provisions of this Section 7.02 and such deposit having been made or moneys set apart as aforesaid), then, notwithstanding that any Bonds so called for redemption shall not have been surrendered no further interest shall accrue on any such Bond (or on the portion thereof so to be redeemed). From and after such date of redemption (such notice having been given in accordance with the provisions of this Section 7.02 and such deposit having been made or moneys set apart as aforesaid), or from and after the date upon which such notice is mailed, if such notice shall state that moneys to effect such redemption have been deposited with or set apart by the Trustee, all such Bonds or such portions thereof, as the case may be, insofar as such deposit shall have been made or moneys set apart as aforesaid, shall be deemed to have been paid in full as between the Authority and the respective registered owners thereof and shall no longer be deemed to be Outstanding hereunder, and the Authority shall be under no further liability in respect thereof.

     If, at the time of mailing of notice of any optional redemption, the Authority shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice shall state that it is conditional in that it is subject to the deposit of the redemption moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

     Section 7.03. Payment of Redemption Price. If (a) notice of redemption has been given by mail and (b) the redemption moneys have been duly deposited with the Trustee on or prior to the date of the Authority's notice to the Trustee, then the Bonds called for redemption shall be payable on the redemption date at the applicable Redemption Price. Payment of the Redemption Price together with accrued interest shall be made by the Trustee, out of Revenues or other funds deposited for the purpose, to or upon the order of the Holders of the Bonds called for redemption either upon surrender of such Bonds if redeemed in full or in accordance with the provisions of Section 2.12 hereof if all Bonds are held by DTC and are not to be redeemed in full.

                                  ARTICLE VIII

                           COVENANTS OF THE AUTHORITY


     Section 8.01. Payment of Principal of and Interest on Bonds. The Authority shall promptly pay or cause to be paid the principal or Redemption Price of, and the interest on, every Bond issued hereunder according to the terms thereof, but shall be required to make such payment or cause such payment to be made only out of Revenues or any other moneys held by the Trustee under this Indenture. The Authority shall appoint one or more paying agents for such purpose, each such agent to be a national banking association, a bank and trust company or a trust company. The Authority hereby appoints PNC Bank, National Association, Paying Agent, and designates the principal corporate trust office of such agent as the place of payment, such appointment and designation to remain in effect until notice of change is filed with the Trustee.

     Notwithstanding the foregoing, the Authority may enter into a written agreement with any Holder of any Bond providing for the payment of principal or Redemption Price of and interest on such Bond at a place other than the place specified in such Bond as the place for payment without the necessity of surrendering the Bond to the Trustee; provided, that (a) there shall be filed with the Trustee a duplicate original of such agreement and (b) such agreement will provide that in each case in which payment of principal is so made, the Holder will not sell, transfer or otherwise dispose of such Bond unless it shall have caused notation to be made thereon by the Trustee of the amount of principal paid thereon and the last date to which interest has been paid thereon.

     Section 8.02. Corporate Existence; Compliance with Laws. The Authority shall maintain its corporate existence; shall use its best efforts to maintain and renew all its rights, powers, privileges and franchises; and shall comply with all valid and applicable laws, acts, rules, regulations, permits, orders, requirements and directions of any legislative, executive, administrative or judicial body.

     Section 8.03. Enforcement of Agreement; Prohibition Against Amendments of Agreement; Notice of Default. The Authority may, and at the request of the Trustee, shall require the Company to perform its obligations under the Agreement. The Authority may exercise all its rights under the Agreement as amended or supplemented from time to time, including the right to amend the Agreement to cure any ambiguity or to correct or supplement any provision contained therein which may be defective or inconsistent with any other provision contained therein or herein and to make such other provision in regard to matters or questions arising under the Agreement or this Indenture; provided that it shall not amend the Agreement or make such other provisions in a manner which materially and adversely affect the interests of Bondholders without the consent of the Trustee pursuant to Section 12.03 hereof. Prior to making any amendment, the Authority shall file with the Trustee (i) a copy of the proposed amendment and (ii) an opinion of nationally recognized Bond Counsel to the effect that such amendment or supplemental will not have an adverse effect on the exemption of interest on the Bonds from Federal income tax, and, unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise materially and adversely affect the interests of the Bondholders. The Authority shall give prompt written notice to the Trustee of any default known to the Authority under the Agreement or any amendment or supplement thereto.

     Section 8.04. Further Assurances. Except to the extent otherwise provided in this Indenture, the Authority shall not enter into any contract or take any action by which the rights of the Trustee or the Bondholders may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

     Section 8.05. Filing and Recording. The Authority has been advised by Bond Counsel in its opinion to the Authority and the Company, that no recording, rerecording, filing or refiling of the Indenture or any other instrument is required in order to protect the lien of the Indenture or to perfect the security interest thereby. Upon written request of the holders of a majority in aggregate principal amount of the Bonds or upon receipt of a written opinion of Bond Counsel requiring the same, the Authority shall cause the Company to cause this Indenture or a financing statement relating thereto to be filed, in such manner and at such places as may be required by law fully to protect the security of the Holders of the Bonds and the right, title and interest of the Trustee in and to the right, title and interest of the Authority in and to the Revenues and the various Funds created hereunder (except the Rebate Fund) or any part thereof. The Authority shall execute or cause to be executed any and all further instruments as may be required by law or as shall reasonably be requested by the Trustee for such protection of the interests of the Bondholders, and shall furnish satisfactory evidence to the Trustee of filing and refiling of such instruments and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the trust estate or any part thereof until the principal, Redemption Price, if any, and interest on the Bonds issued hereunder shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve the lien of this Indenture upon the foregoing right, title and interest of the Authority assigned to the Trustee by this Indenture or any part thereof until the aforesaid principal, Redemption Price, if any, and interest shall have been paid.

     Section 8.06. Indemnification. The Authority, pursuant to the Agreement, shall cause the Company to agree, at its expense, to pay and to indemnify and save the Indemnified Parties (as defined in the Agreement) harmless of, from and against, any and all claims, damages, demands, expenses (including attorneys'
fees), liabilities and losses of every kind, character and nature (other than liability for taxes or related penalties imposed upon any Bondholder) asserted by or on behalf of any person, firm, corporation or governmental authority arising out of, resulting from, or in any way connected with, (i) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the Project Facilities, or any part thereof, (ii) any untrue statements or alleged untrue statements of a material fact contained in the Preliminary Official Statement or the Official Statement (except as set forth in the section entitled, "The Authority") or any omission or alleged omission of any material fact necessary to make the statements contained in the Preliminary Official Statement or the Official Statement (except as set forth in the section entitled, "The Authority"), in the light in which they were made, not misleading, or (iii) the Indemnified Parties executing, and performing their respective duties under, the Indenture; except with respect to any such claim, damage or liability arising out of the negligence or wilful misconduct of the Indemnified Party seeking indemnification. The Agreement shall also provide that in the event that any action or proceeding is brought against the Authority, the Trustee or the Purchaser of the Bonds by reason of any such claim or demand, the Company shall, upon notice from the Authority, the Trustee or the Purchaser, as the case may be, resist and defend such action or proceeding on behalf of the Authority, the Trustee or the Purchaser. The Agreement, however, does limit the Company's indemnity of the holders of the Bonds upon a determination of taxability in accordance with the provisions of the Bonds. The provisions contained in Section 7.12 of the Agreement shall control in the event of a conflict between this Section 8.06 and Section 7.12 of the Agreement. This indemnity provision shall survive the termination or defeasance of this Indenture for a period of two (2) years from the date of such termination or defeasance and shall survive until the conclusion or termination of any action or proceeding commenced during the term hereof or such two year period.

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES


     Section 9.01. Events of Default. Each of the following shall be considered an Event of Default with respect to the Bonds under this Indenture:

          (a) payment of the principal or Redemption Price, if any, on any Bond shall not be made when the same shall become due and payable at maturity, upon redemption or otherwise; or

          (b) payment of an installment of interest on any Bond shall not be made when the same shall become due and payable and shall continue unpaid for a period of ten (10) consecutive days thereafter; or

          (c) the occurrence of an "event of default" under the Agreement; or

          (d) the Authority shall default in the due and punctual performance of any covenant, condition, agreement or provision contained in the Bonds or in this Indenture on the part of the Authority to be performed, and such default shall continue for sixty (60) consecutive days after written notice specifying such default and requiring the same to be remedied shall have been given to the Authority and the Company by the Trustee, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Holders of not less than twenty-five percent (25%) in aggregate principal amount of all Bonds then Outstanding or of the Bond Insurer (so long as no Bond Insurer Default exists).

If any of the foregoing shall occur or be continuing, with respect to the Bonds, the Trustee may, with the consent of the Bond Insurer, and shall, at the written direction of the Bond Insurer or the written request of the Holders of at least twenty-five percent (25%) of the aggregate principal amount of all Bonds then Outstanding with the consent of the Bond Insurer by written notice given to the Authority and the Company (provided that the default has not theretofore been cured), declare the principal of all Bonds then Outstanding to be due and payable immediately and upon such declaration, without further action, said principal together with interest accrued thereon, shall become due and payable immediately at the place of payment provided in the said notice, anything in this Indenture or in said Bonds to the contrary notwithstanding.

     The above provisions, however, are subject to the condition that if, after the principal of all Bonds then Outstanding shall have been so declared to be due and payable and prior to the entry of a judgment or decree for the payment of any moneys due pursuant to the Bonds, this Indenture or the Agreement, all arrears of interest upon such Bonds, and interest on overdue installments of interest (to the extent permitted by law) at the applicable rate per annum borne by such Bonds and the principal on all Bonds then Outstanding which shall have become due and payable otherwise than by acceleration, and all other sums payable under this Indenture, except the principal of, and interest on, the Bonds which by such declaration shall have become due and payable, shall have been paid by or on behalf of the Authority, all other Events of Default hereunder shall have been cured, and the Authority also shall have performed all other things in respect of which it may have been in default under this Indenture, and shall have paid the reasonable fees and expenses of the Trustee and of the Holders of such Bonds, including reasonable attorneys' fees paid or incurred, then and in every such case, the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Trustee may rescind and annul such declaration, with the consent of the Bond Insurer, whereupon the Trustee shall give written notice thereof to the Authority and the Company by registered mail. Any such rescission and annulment shall be binding upon all Bondholders, but no such rescission and annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. Immediately upon such annulment, the Trustee shall cancel, by notice to the Mortgage Trustee, any demand for redemption made by the Trustee pursuant to Section 9.03 of this Indenture.

     In determining whether an Event of Default has occurred hereunder, the Trustee shall not give effect to the payments made by the Bond Insurer under the Bond Insurance Policy.

     The Bond Insurer shall be treated as a party in interest hereunder and shall be entitled to notify the Trustee, and the Trustee shall accept (and be entitled to accept) notice from the Bond Insurer, of the existence of any Event of Default. The Bond Insurer shall have the same rights as the Trustee to pursue any legal remedy created hereunder, in the Agreement or as holder of the First Mortgage Bonds.

     Section 9.02. Enforcement of Agreement. In any case under the provisions of
Section 9.01 of this Indenture in which the Trustee has the right to declare the principal of all Bonds then Outstanding to be due and payable immediately, or when the Bonds by their terms mature (upon redemption or otherwise) and are not paid, the Trustee, as the assignee and pledgee of all the right, title and interest of the Authority in and to the Agreement, and the Bond Insurer may enforce each and every right granted to the Authority under the Agreement.

     Section 9.03. Judicial Proceedings by Trustee. Upon the happening and continuance of any Event of Default, then and in every such case the Trustee, in its discretion may and upon the written request of the Holders of at least twenty-five percent (25%) of the aggregate principal amount of the Bonds then Outstanding or the Bond Insurer (so long as no Bond Insurer Default exists) and receipt of indemnity to its satisfaction shall, and upon written request of the Authority if an Event of Default occurs pursuant to Section 9.01(c) of this Indenture shall:

          (a) exercise any and all rights or powers permitted to be taken or exercised by it or by the Authority under this Indenture, the Agreement, the Bonds, the First Mortgage Bonds, and any agreements related thereto;

          (b) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders of the Bonds and require the Authority or the Company to carry out any agreements with or for the benefit of the Bondholders and to perform its or their duties under the Act, the Bonds, the First Mortgage Bonds, the Agreement, this Indenture and the Mortgage Indenture;

          (c) bring suit upon the Bonds;

          (d) by action or suit in equity, require the Authority to account as if it were the trustee of an express trust for the Bondholders of the Bonds;

          (e) by action or suit in equity, enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders of the Bonds;

          (f)  exercise  such  rights  as it may  have as  holder  of the  First

     Mortgage Bonds, including the right to demand redemption of the First Mortgage Bonds held by it; or

          (g) exercise, with respect to the security interest granted hereunder, all of the rights and remedies of a secured party under the New Jersey Uniform Commercial Code, including the sale of the First Mortgage Bonds.

     Section 9.04. Discontinuance or Abandonment of Proceedings. In case any proceeding taken by the Trustee on account of any default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Authority, the Trustee and the Bondholders of the Bonds shall be restored to their former positions and rights under this Indenture, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken.

     Section 9.05. Bondholders and Bond Insurer May Direct Proceedings. The Holders of a majority in principal amount of the Bonds Outstanding hereunder (which shall mean the Bond Insurer, so long as no Bond Insurer Default exists) shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

     Section 9.06. Limitations on Actions by Bondholders. No Bondholder shall have any right to pursue any remedy with respect to the Bonds hereunder unless:

          (a) the Trustee shall have been given written notice of an Event of Default;

          (b) the Holders of at least twenty-five percent (25%) in principal amount of all of the Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

          (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities; and

          (d) the Trustee shall have failed to comply with such request within a reasonable time.

     Notwithstanding the foregoing provisions of this Section 9.06 or any other provision of this Indenture, the obligation of the Authority shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or Redemption Price of, and interest on, the Bonds to the Holders thereof on the due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Holders to enforce such payment.

     Section 9.07. Trustee May Enforce Rights Without Possession of Bonds. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Holders of the Bonds.

     Section 9.08. Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 9.09. Delays and Omissions Not to Impair Rights. No delays or omissions in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article IX may be exercised from time to time and as often as may be deemed expedient.

     Section 9.10. Application of Moneys in Event of Default. Any moneys received by the Trustee under this Article IX shall be applied:

          First: to the payment of the costs of the Trustee, including reasonable Counsel fees, any disbursements of the Trustee with interest thereon at the legal rate; and

          Second: to the payment of principal or Redemption Price (as the case may be) and interest then owing on the Bonds, and in case such moneys shall be insufficient to pay same in full, then to the payment of principal or Redemption Price and interest ratably without preference or priority of one over another or of any installment of interest over any other installment of interest; and

          Third: to the payment of costs and expenses of the Authority, including reasonable Counsel fees, incurred in connection with the Event of Default; and

          Fourth: to the payment of any other amounts due under this Indenture, the Agreement or the Mortgage Indenture.

     The surplus, if any, shall be paid to the Company or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

     Section 9.11. Trustee's Right to Receiver; Compliance With Act. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as are contained in the Act.

     Section 9.12. Trustee and Bondholders Entitled to All Remedies Under Act. It is the purpose of this Article to provide such remedies to the Trustee and Bondholders as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under the Act.

     Section 9.13. Bond Insurer as Sole Holder. Notwithstanding anything contained in Article IX and Section 12.05 hereof to the contrary, for purposes of this Article, except with respect to the requirement that notices be given to the Holders, the Bond Insurer shall be deemed to be the sole holder of the Bonds that it has insured, so long as no Bond Insurer Default exists.

                                    ARTICLE X

                                   THE TRUSTEE


     Section 10.01. Acceptance of Trust. The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Bondholders agree.

     Section 10.02. No Responsibility, etc. The recitals, statements and representations in this Indenture or in the Bonds, save only the Trustee's certificate of authentication upon the Bonds, have been made by the Authority and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof.

     Section 10.03. Trustee May Act Through Agents; Answerable Only for Willful Misconduct or Negligence. The Trustee may exercise any powers hereunder and perform any duties required or if through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder and to rely on any such advice contained in a written opinion of such Counsel. The Trustee shall not be answerable for the default or misconduct of any attorney or agent selected by it with reasonable care. Except as otherwise provided herein, the Trustee shall not be answerable for the exercise of any discretion or power under this Indenture nor for anything whatever in connection with the trust hereunder, except only its own willful misconduct or negligence.

     Section 10.04. Compensation. The Authority shall cause the Company to pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements and as security therefor, the Trustee shall be secured under this Indenture by a lien prior to the Bonds upon monies held by the Trustee hereunder.

     Section 10.05. Notice of Default; Right to Investigate. The Trustee shall, within thirty (30) days after notice thereof, give written notice by registered mail to Holders of Bonds and the Bond Insurer of all defaults known to the Trustee (the term "defaults" for purposes of this Section and Section 10.06 being defined to mean the events specified in clauses (a) through (d) of Section 9.01); provided that the Trustee shall give the Bond Insurer immediate notice of an event of default under Section 9.01(a) or (b). The Trustee shall not be deemed to have notice of any default other than defaults under clauses (a) and
(b) of Section 9.01 (except an "event of default", as defined in the Mortgage Indenture as to which it has received actual notice from the Mortgage Trustee), unless notified in writing of such default by the Holders of at least twenty-five percent (25%) of the principal amount of all Bonds then Outstanding, the Bond Insurer or by the Authority. The Trustee may, however, at any time require of the Authority full information as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Company, an investigation into the affairs of the Authority related to this Indenture.

     Section 10.06. Obligation to Act. In taking any action under this Indenture, the Trustee shall not take the Bond Insurance Policy into account in determining whether the rights of the Bondholders are adversely affected by its actions. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent man would exercise or use in the circumstances in the conduct of his own affairs; provided, that if in the opinion of the Trustee such action may tend to involve expense or liability, it shall not be obligated to take such action unless it is furnished with indemnity satisfactory to it.

     Section 10.07. Reliance on Requisition, etc. The Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of this Indenture; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

     The Trustee agrees that it shall hold all documents, affidavits, certificates and opinions delivered to the Trustee pursuant to Section 3.02 of the Agreement for the term of the Bonds. During such period, the Authority shall have the right to inspect such documents, affidavits, certificates and opinions at the principal office of the Trustee at reasonable times and upon reasonable notice; and the Trustee shall provide copies of such documents, affidavits, certificates and opinions to the Authority at its request.

     The Trustee shall furnish the Company monthly and at such other times as the Company or the Authority may reasonably request a statement of account of any moneys held in the Funds by the Trustee.

     Section 10.08. Trustee May Deal in Bonds. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may so engage in or be interested in any financial or other transaction with the Authority or the Company; provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

     Section 10.09. No Duty to Renew Insurance. The Trustee shall be under no duty to effect or to renew any insurance policy required under Section 7.02 of the Loan Agreement nor shall it incur any liability for the failure of the Authority to require or effect or renew insurance or to report or file claims of loss thereunder.

     Section 10.10. Construction of Ambiguous Provisions. The Trustee may construe any ambiguous or inconsistent provisions of this Indenture, and any construction by the Trustee shall be binding upon the Bondholders, the Authority and the Company.

     Section 10.11. Resignation of Trustee. The Trustee may resign and be discharged of the trusts created by this Indenture by written resignation filed with the Secretary of the Authority and the Bond Insurer (and a copy to the Company) not less than sixty (60) days before the date when it is to take effect, provided notice of such resignation is mailed by first-class mail to the registered holders of the Bonds not less than fifty (50) days prior to the date when the resignation is to take effect. Such resignation shall take effect only upon the appointment of a successor trustee.

     Section 10.12. Removal of Trustee. The Trustee hereunder may be removed at any time by the Bond Insurer or by an instrument appointing a successor to the Trustee so removed, executed by the Holders of a majority in principal amount of the Bonds then Outstanding and filed with the Trustee, the Bond Insurer and the Authority, provided that such removal shall not prevent the Trustee from suing the Company for all amounts due and owing the Trustee under the Indenture. Such removal shall only be effected with simultaneous appointment of a successor trustee.

     Section 10.13. Appointment of Successor Trustee. If the Trustee or any successor trustee is dissolved or if its property or business is taken under the control of any state or Federal court or administrative body and a vacancy shall forthwith exist in the office of the Trustee, or if the Trustee of any successor trustee resigns or is removed, the Authority, at the direction of the Company, shall appoint a successor and the Company mail notice thereof immediately by first-class mail to the registered holders of the Bonds. If the Authority fails to make such appointment promptly, the Holders of a majority in principal amount of the Bonds then Outstanding may do so. In the event that a successor trustee is not appointed within sixty (60) days following the date of resignation or removal of the Trustee, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee. No successor trustee shall be appointed without prior written notice to the Bond Insurer, if and so long as the Bond Insurance Policy continues in effect.

     Section 10.14. Qualification of Successor. A successor trustee shall be a national banking association with trust powers or a bank and trust company or a trust company having capital and surplus of at least $75,000,000 and acceptable to the Bond Insurer, if there be one able and willing to accept the trust on reasonable and customary terms.

     Section 10.15. Instruments of Succession. Any successor trustee shall execute, acknowledge and deliver to the Authority an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Authority shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

     Section 10.16. Merger of Trustee. Any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.17. No Transfer of First Mortgage Bonds Held by the Trustee; Exception. Except as required to effect an assignment to a successor trustee, and except to effect an exchange in connection with bankruptcy, reorganization, insolvency or similar proceeding involving the Company or the enforcement of remedies against the Company under Article VII of the Mortgage Indenture or a sale as permitted under Section 9.04(g) hereof, the Trustee shall not sell, assign or transfer First Mortgage Bonds held by it, and the Trustee is authorized to enter into an agreement with the Company to such effect, including a consent to the issuance of stop transfer instructions to the Mortgage Trustee. No liability shall attach to the Mortgage Trustee for any action taken by it in good faith in reliance upon such instructions.

                                   ARTICLE XI

                     EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                         AND PROOF OF OWNERSHIP OF BONDS


     Section 11.01. Ownership of Bonds. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Bondholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed by an instrument in writing. Proof of the execution by any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and any Paying Agent with regard to any action taken, suffered or omitted by any of them under such instrument if made in the following manner:

          (a) The fact and date of the execution by any person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

          (b) The ownership of Bonds shall be proved by the Bond register.

     Nothing contained in this Article XI shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters in this Article XI stated which to it may seem sufficient. Any request or consent of the Holder of any Bond shall bind every future Holder of the same Bond and any Bond or Bonds issued in exchange or substitution therefor or upon the registration of transfer thereof in respect of anything done by the Trustee in pursuance of such request or consent.

                                   ARTICLE XII

                           AMENDMENTS AND SUPPLEMENTS


     Section 12.01. Amendments and Supplements Without Bondholders' Consent. This Indenture may not be amended without the consent of the Trustee. The Trustee shall not be required to give its consent to any amendment which shall increase its duties, responsibilities, obligations or standards of care or decrease the protections afforded by the Indenture. Any provision of this Indenture expressly recognizing or granting rights in or to the Bond Insurer may not be amended in any manner which affects the rights of the Bond Insurer hereunder without the prior written consent of the Bond Insurer. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, by a supplemental indenture executed by the Authority, the Bond Insurer and the Trustee for one or more of the following purposes:

          A. to add additional covenants of the Authority; or

          B. for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not materially adversely affect the interest of the Holders of the Bonds.

     In considering any amendment to the Indenture, the Trustee shall not take the Bond Insurance Policy into account in determining whether the rights or interests of the Holders are adversely affected by any proposed amendment.

     Section 12.02. Amendments With Bondholders' Consent. This Indenture may be amended from time to time, except with respect to (1) the principal or Redemption Price, if any, or interest payable upon any Bonds, (2) the interest payment dates, the date of maturity or the redemption provisions of any Bonds,
(3) this Article XII, and (4) the security interest and lien granted under this Indenture, by a Supplemental Indenture consented to by the Bond Insurer and the Company and approved by the Holders of at least fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken.

     Section 12.03. Amendment of Agreement. If the Authority and the Company propose to amend the Agreement in such a way as would materially adversely affect the interest of Bondholders and, therefore, would require the consent of the Trustee or Bond Insurer as provided in this Section 12.03, the Trustee shall notify Bondholders and the Bond Insurer of the proposed amendment and the Trustee may consent thereto with the consent of the Bond Insurer and the Holders of at least fifty-one percent (51%) in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; and further provided, that the Trustee shall not, without the unanimous consent of the Holders of all Bonds then Outstanding and the Bond Insurer, consent to any amendment which would (1) decrease the amounts payable on the First Mortgage Bonds held by the Trustee, (2) change the date of payment of any installment of principal or interest under the First Mortgage Bonds held by the Trustee or change any of the redemption provisions of such First Mortgage Bonds, or (3) change Section 9.05 of the Agreement. In addition to Bondholder consent to the foregoing amendments, the Bond Insurer's consent shall be required for the following purposes: (i) execution and delivery of any supplemental Agreement or any amendment, supplement or change to or modification of the Agreement; (ii) removal of the Trustee or Paying Agent and selection and appointment of any successor trustee or paying agent; and (iii) initiation or approval of any action not described in (i) or (ii) above which requires Bondholder consent.

     In considering any amendment to the Agreement, the Trustee shall not take the Bond Insurance Policy into account in determining whether the rights or interests of the Holders are adversely affected by any proposed amendment.

     Section 12.04. Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Authority in the execution and delivery of any Supplemental Indenture or amendment permitted by this Article XII and in so doing shall be fully protected by an opinion of Counsel that such Supplemental Indenture or amendment is so permitted and has been duly authorized by the Authority and that all things necessary to make it a valid and binding agreement have been done.

     Section 12.05. Voting of First Mortgage Bonds Held by the Trustee. The Trustee, as a holder of First Mortgage Bonds, may attend any meeting of bondholders under the Mortgage Indenture. Either at such meeting, or otherwise where consent of holders of First Mortgage Bonds of the Company is sought without a meeting, the Trustee may vote the First Mortgage Bonds held by it, or may consent with respect thereto, as the Trustee deems to be in the best interests of the Bondholders; provided, however, that so long as the Bond Insurance Policy is in full force and effect and no Bond Insurer Default exists,
(i) the Trustee shall not consent to any proposed amendment, change, modification, direction, waiver, consent or any other course of action without the prior written consent of the Bond Insurer, and (ii) the Trustee shall promptly notify the Bond Insurer of any notice which the Trustee receives from the Mortgage Indenture Trustee and of any proposed amendment to the Mortgage Indenture or any other proposed change, modification, direction, waiver or consent or other course of action, and (iii) the Bond Insurer shall be entitled to exercise all rights (including voting rights) in respect of the First Mortgage Bonds, and the Trustee shall be required to accept notice from, and the direction of, the Bond Insurer in connection with any such exercise of rights.

     Notwithstanding the foregoing, the Trustee shall not vote any of the First Mortgage Bonds held by it in favor of, or give its consent to, any action which, in the Trustee's opinion, would materially adversely affect the interest of the Bondholders, except upon notification by the Trustee to the Bond Insurer and the Bondholders of such proposal and consent thereto of the Bond Insurer and at least fifty-one percent (51%) in aggregate principal amount of all the Outstanding Bonds which would be affected by the proposed action and, if such proposal would so affect the rights of some but less than all the Outstanding Bonds, the consent thereto of the Bond Insurer and the Holders of at least fifty-one percent (51%) in aggregate principal amount of the Bonds so affected, and the Trustee shall not, without the consent of the Bond Insurer and the unanimous consent of the Holders of all Bonds then Outstanding, vote any of the First Mortgage Bonds held by it in favor, or give its consent to, any action which would (1) decrease the amounts payable on the First Mortgage Bonds held by the Trustee or (2) change the date of payment of any installment of principal or interest, or change the redemption provisions of, the First Mortgage Bonds held by the Trustee.

     Section 12.06. Notice to Rating Agencies and the Bond Insurer. Any rating agency rating the Bonds must receive from the Trustee notice of any proposed amendment or supplement to be effected under this Article XII and a copy of such proposed amendment or supplement at least fifteen (15) days in advance of its execution or adoption. The Bond Insurer shall be provided with a full transcript of all proceedings relating to the execution or adoption of any such amendment or supplement.

                                  ARTICLE XIII

                                   DEFEASANCE


     Section 13.01. Defeasance. When principal or Redemption Price (as the case may be) of, and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same when due in the manner described in this Section 13.01, whether at maturity or upon redemption, acceleration, or otherwise, together with all other sums payable hereunder or under the Agreement, the right, title and interest of the Trustee shall thereupon cease (except with respect to moneys or securities held by the Trustee hereunder for the payment of the principal or Redemption Price (as the case may be) of, and interest on, the Bonds and other amounts) and the Trustee, on demand of the Authority, shall release the lien of this Indenture and shall execute documents to evidence such release as may be reasonably required by the Authority, shall surrender the First Mortgage Bonds to the Company and shall turn over to the Company or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder. Notwithstanding anything herein to the contrary, in the event that the principal and/or interest due on the Bonds shall be paid by the Bond Insurer pursuant to the Bond Insurance, the Bonds shall remain Outstanding for all purposes, not be defeased or otherwise satisfied and not be considered paid by the Authority, and the assignment and pledge of the Trust Estate and all covenants, agreements and other obligations of the Authority to the registered Holders shall continue to exist and shall run to the benefit of the Bond Insurer, and the Bond Insurer shall be subrogated to the rights of such registered owners.

     Provision for the payment of Bonds shall be deemed to have been made upon the delivery to the Trustee of (i) cash in an amount which, when added to any other moneys held by the Trustee and available for such payment, would be sufficient to make all payments specified above with respect to such Bonds, or
(ii) Government Obligations which are non-callable prior to the stated maturity thereof and having stated maturities arranged so that the principal of and interest becoming due and payable on such Government Obligations will, under any and all circumstances (and without further investment or reinvestment of either the principal amount thereof or the interest earned thereon), be sufficient (as confirmed by a nationally recognized firm of public accountants) to make all such payments with respect to such Bonds, or (iii) any combination of such cash and such Government Obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient (as confirmed by a nationally recognized firm of public accountants) to make all such payments with respect to such Bonds, and in each case, the delivery to the Trustee of an opinion of Bond Counsel to the effect that such defeasance is permitted under this Section 13.01 and will not result in a determination of taxability (as described in the Form of Bond attached hereto). Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for the payment of the principal of, Redemption Price and interest on said Bonds. The Bond Insurer shall be given prior written notice of a proposed defeasance of any of the Bonds.

     The release of the obligations of the Authority under this Section 13.01 shall not affect the obligations of the Company to make direct payments to the Authority, the Trustee or any Holder of the Bonds pursuant to the Agreement.

                                   ARTICLE XIV

                                  MISCELLANEOUS


     Section 14.01. Dissolution. In the event of the dissolution of the Authority, all the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of, or for the benefit of, the Authority, shall bind or inure to the benefit of the successors of the Authority from time to time and any officer, board, commission, agency or instrumentality to whom or to which any power or duty of the Authority shall be transferred.

     Section 14.02. No Rights Conferred on Others. Except as in this Indenture otherwise specifically provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person other than the Company, the Authority, the Trustee and the Holders of the Bonds issued under this Indenture, any right, remedy or claim under or by reason of this Indenture, this Indenture being intended to be for the sole and exclusive benefit of the Company, the Authority, the Trustee and the Holders of the Bonds issued under this Indenture.

     Section 14.03. Deposit of Funds for Payment of Bonds. If the Authority deposits with the Trustee funds sufficient to pay the principal or Redemption Price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, all interest on such Bond shall cease to accrue on the due date and all liability of the Authority with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, provided that such restriction shall not affect the obligations of the Company to make direct payments to the Holders of the Bonds pursuant to this Indenture or the Agreement, and the Trustee shall hold such funds in trust for such Holders.

     Moneys so deposited with the Trustee which remain unclaimed one (1) year after the date payment thereof becomes due shall, at the written request of the Company and if the Authority is not at the time to the knowledge of the Trustee in default with respect to any covenant in this Indenture or the Bonds, be paid to the Authority, and, upon the written request of, and provision of adequate indemnification from the Company, the Authority shall pay such moneys to the Company; and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided, however, that the Trustee, before making payment to the Authority, may, at the expense of the Authority, cause a notice to be published once in an Authorized Newspaper, stating that the moneys remaining unclaimed will be returned to the Authority after a specified date.

     Section 14.04. Severability of Invalid Provisions. In case any one or more of the provisions of this Indenture or of the Bonds issued under this Indenture shall, for any reason, be held to be illegal or invalid, such illegality or invalidity shall not affect any other provisions of this Indenture or of said Bonds, and this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provisions had not been contained herein or therein.

     Section 14.05. No Personal Recourse. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, agent, or employee of the Authority in his individual capacity, and neither the members of the Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal likeability or accountability by reason of the issuance thereof.

     Section 14.06. Notice. Any notices required to be given by any party should also be given to the Bond Insurer. Any notice, demand, direction, request or other instrument authorized or required by this Indenture to be given to or filed with the persons named below shall be deemed to have been sufficiently given or filed for all purposes of this Indenture if and when sent by registered mail return receipt requested:

          (i) To the Authority at 200 South Warren Street, PO Box 990, Trenton, New Jersey 08625 or at such other address as may be designated in writing by the Authority to the Trustee;

          (ii) To the Trustee at Two Tower Center Boulevard, 20th Floor, East Brunswick, New Jersey 08816, Attention: Corporate Trust Department;

          (iii) To the Company at 1500 Ronson Road,  Iselin,  New Jersey  08830,
     Attn: A. Bruce O'Connor, Vice President and Chief Financial Officer;

          (iv) To the Bond  Insurer at 113 King Street,  Armonk,  New York 10504
     Attn: Surveillance;

          (vi) To the Bondholders by notification as provided in Section 7.02.

     Section 14.07. Execution in Several Counterparts. This Indenture shall be simultaneously executed in several identical counterparts, and all of said counterparts executed and delivered, each as an original and complete in itself, shall constitute but one and the same instrument and any such counterpart may be introduced in evidence, proved, recorded or used for any purpose without the production of any other counterpart.

     Section 14.08. Laws Governing Indenture. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of New Jersey.

     Section 14.09. Successors and Assigns. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Authority, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     Section 14.10. Headings for Convenience Only. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     Section 14.11. Credits on First Mortgage Bonds. In addition to any credit, payment or satisfaction expressly provided for under the provisions of this Indenture in respect of the First Mortgage Bonds, the Trustee shall make credits against amounts otherwise payable in respect of the First Mortgage Bonds in an amount corresponding to (a) the principal amount of any Bond surrendered to the Trustee by the Company or the Authority, or purchased by the Trustee, for cancellation and (b) the amount of money held by the Trustee and available and designated for the payment of principal or Redemption Price of, and/or interest on, the Bonds, regardless of the source of payment to the Trustee of such moneys. The Trustee shall promptly notify the Company when such credits arise.

     Section 14.12. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of any Bonds shall be a Saturday, Sunday or other day that is not a Business Day, then payment of interest or principal or Redemption Price need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue for the period after such date.

     IN WITNESS WHEREOF, the Authority and the Trustee have caused their respective corporate seals to be hereunto affixed and attested and these presents to be signed by their respective officers thereunto duly authorized and this Indenture to be dated as of the day and year first above written.

[SEAL]                                  NEW JERSEY ECONOMIC DEVELOPMENT
                                                 AUTHORITY
ATTEST:


____________________________            By:____________________________________
Frank T. Mancini, Jr.                      Caren S. Franzini
Assistant Secretary                        Executive Director

[SEAL]                                  PNC BANK, NATIONAL ASSOCIATION,
                                                 as Trustee
ATTEST:


_________________________               By:_____________________________________
                                           Julie Salovitch-Miller
                                           Vice President

                                    EXHIBIT A

                                  Form of Bond

==============================================================================




                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY


                                       TO


                         PNC BANK, NATIONAL ASSOCIATION,
                                   as Trustee



                              --------------------

                                 TRUST INDENTURE

                              --------------------



                     Securing the issuance of $23,000,000 in
                          aggregate principal amount of
                    New Jersey Economic Development Authority
                         Water Facilities Revenue Bonds
                       (Middlesex Water Company Project),
                                   Series 1998




                            Dated as of March 1, 1998



==============================================================================

                                 TRUST INDENTURE
                         Water Facilities Revenue Bonds
                 (Middlesex Water Company Project), Series 1998

                              --------------------

                                TABLE OF CONTENTS

                              --------------------
                                                                            Page
                                                                            ----

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATIONS

Section 1.01.  Definitions.....................................................3

                                   ARTICLE II

                   AUTHORIZATION, TERMS AND EXECUTION OF BONDS

Section 2.01.  Issuance of Bonds..............................................12
Section 2.02.  Particular Terms of the Bonds..................................12
Section 2.03.  General Terms of Bonds.........................................12
Section 2.04.  Execution of Bonds.............................................12
Section 2.05.  Authentication of Bonds........................................13
Section 2.06.  Transfer and Registry of Bonds and Agency Therefor.............13
Section 2.07.  Transfer of Bonds..............................................13
Section 2.08.  Ownership of Bonds and Effect of Registration..................13
Section 2.09.  Reissuance of Mutilated, Destroyed, Stolen or Lost Bonds.......14
Section 2.10.  Regulations with Respect to
                 Registrations, Exchanges and Transfers.......................14
Section 2.11.  Cancellation and Destruction of Surrendered Bonds..............14
Section 2.12.  Book-Entry Bonds...............................................14

                                   ARTICLE III

                      AUTHENTICATION AND DELIVERY OF BONDS

Section 3.01.  Authorization of Bonds.........................................17
Section 3.02.  Issuance of Bonds..............................................17

                                                                            Page
                                                                            ----

                                   ARTICLE IV

                                CONSTRUCTION FUND

Section 4.01.  Establishment of Funds.........................................19
Section 4.02.  Payments into the Construction Fund; Disbursements.............19
Section 4.03.  Completion of the Project......................................19

                                    ARTICLE V

                        REVENUES AND APPLICATIONS THEREOF

Section 5.01.  Revenues and Applications Thereof..............................20
Section 5.02.  Flow of Funds..................................................20
Section 5.03.  Debt Service Fund..............................................20
Section 5.04.  Concerning the Insurance Policy................................21
Section 5.05.  Bond Redemption Fund...........................................23
Section 5.06.  No Further Payments Needed.....................................24
Section 5.07.  Funds Held for Bonds...........................................24
Section 5.08.  Cancellation of Bonds..........................................24
Section 5.09.  Rebate Fund....................................................24

                                   ARTICLE VI

                        INVESTMENT AND DEPOSIT OF MONEYS

Section 6.01.  Deposits.......................................................26
Section 6.02.  Investments....................................................26

                                   ARTICLE VII

                               REDEMPTION OF BONDS

Section 7.01.  Bonds Subject to Redemption; Selection of Bonds
                  to be Called for Redemption.................................27
Section 7.02.  Procedure for Redemption.......................................27
Section 7.03.  Payment of Redemption Price....................................28

                                                                            Page
                                                                            ----

                                  ARTICLE VIII

                           COVENANTS OF THE AUTHORITY

Section 8.01.  Payment of Principal of and Interest on Bonds..................30
Section 8.02.  Corporate Existence; Compliance with Laws......................30
Section 8.03.  Enforcement of Agreement; Prohibition Against
                  Amendments of Agreement; Notice of Default..................30
Section 8.04.  Further Assurances.............................................31
Section 8.05.  Filing and Recording...........................................31
Section 8.06.  Indemnification................................................31

                                   ARTICLE IX

                              DEFAULTS AND REMEDIES

Section 9.01.  Events of Default..............................................33
Section 9.02.  Enforcement of Agreement.......................................34
Section 9.03.  Judicial Proceedings by Trustee................................34
Section 9.04.  Discontinuance or Abandonment of Proceedings...................35
Section 9.05.  Bondholders and Bond Insurer May Direct Proceedings............35
Section 9.06.  Limitations on Actions by Bondholders..........................35
Section 9.07.  Trustee May Enforce Rights Without Possession of Bonds.........36
Section 9.08.  Remedies Not Exclusive.........................................36
Section 9.09.  Delays and Omissions Not to Impair Rights......................36
Section 9.10.  Application of Moneys in Event of Default......................36
Section 9.11.  Trustee's Right to Receiver; Compliance With Act...............37
Section 9.12.  Trustee and Bondholders Entitled to All Remedies Under Act.....37
Section 9.13.  Bond Insurer as Sole Holder....................................37

                                    ARTICLE X

                                   THE TRUSTEE
Section 10.01.  Acceptance of Trust...........................................38
Section 10.02.  No Responsibility, etc........................................38
Section 10.03.  Trustee May Act Through Agents; Answerable Only for
                   Willful Misconduct or Negligence...........................38
Section 10.04.  Compensation..................................................38
Section 10.05.  Notice of Default; Right to Investigate.......................38
Section 10.06.  Obligation to Act.............................................39
Section 10.07.  Reliance on Requisition, etc..................................39
Section 10.08.  Trustee May Deal in Bonds.....................................39
Section 10.09.  No Duty to Renew Insurance....................................39
Section 10.10.  Construction of Ambiguous Provisions..........................39
Section 10.11.  Resignation of Trustee........................................40
Section 10.12.  Removal of Trustee............................................40
Section 10.13.  Appointment of Successor Trustee..............................40
Section 10.14.  Qualification of Successor....................................40
Section 10.15.  Instruments of Succession.....................................40
Section 10.16.  Merger of Trustee.............................................40
Section 10.17.  No Transfer of First Mortgage Bonds
                  Held by the Trustee; Exception..............................41

                                   ARTICLE XI

                     EXECUTION OF INSTRUMENTS BY BONDHOLDERS
                         AND PROOF OF OWNERSHIP OF BONDS

Section 11.01.  Ownership of Bonds............................................42

                                   ARTICLE XII

                           AMENDMENTS AND SUPPLEMENTS

Section 12.01.  Amendments and Supplements Without Bondholders' Consent.......43
Section 12.02.  Amendments With Bondholders' Consent..........................43
Section 12.03.  Amendment of Agreement........................................43
Section 12.04.  Trustee Authorized to Join in Amendments and Supplements;
                   Reliance on Counsel........................................44

                                                                            Page
                                                                            ----

Section 12.05.  Voting of First Mortgage Bonds Held by the Trustee............44
Section 12.06.  Notice to Rating Agencies and the Bond Insurer................45

                                  ARTICLE XIII

                                   DEFEASANCE

Section 13.01.  Defeasance....................................................46

                                                                            Page
                                                                            ----
                                   ARTICLE XIV

                                  MISCELLANEOUS

Section 14.01.  Dissolution...................................................48
Section 14.02.  No Rights Conferred on Others.................................48
Section 14.03.  Deposit of Funds for Payment of Bonds.........................48
Section 14.04.  Severability of Invalid Provisions............................48
Section 14.05.  No Personal Recourse..........................................49
Section 14.06.  Notice........................................................49
Section 14.07.  Execution in Several Counterparts.............................49
Section 14.08.  Laws Governing Indenture......................................49
Section 14.09.  Successors and Assigns........................................49
Section 14.10.  Headings for Convenience Only.................................50
Section 14.11.  Credits on First Mortgage Bonds...............................50
Section 14.12.  Payments Due on Saturdays, Sundays and Holidays...............50


Exhibit A Form of Bonds

THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BOND. THE BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.


No. R-1                                                              $23,000,000

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

                          WATER FACILITIES REVENUE BOND

                        (Middlesex Water Company Project)
                                   Series 1998


                                             Authentication
Maturity Date              Dated Date             Date             CUSIP
-------------              ----------        --------------        -----

February 1, 2038         March 1, 1998       March 31, 1998      645780DL8


     The NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey (the "State"), for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to CEDE & CO., or registered assigns, on the Maturity Date shown above unless this Bond shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal sum of Twenty-Three Million and 00/100 Dollars and to pay to the registered owner hereof (but only out of the sources hereinafter mentioned) interest thereon from the Dated Date shown above until payment of said principal sum has been made or provided for, at the rate of 5.35% per annum on February 1 and August 1 of each year, commencing on August 1, 1998, to the registered owner hereof as of the close of business on the January 15 or July 15 next preceding such interest payment date. Except as otherwise provided in the Trust Indenture dated as of March 1, 1998 (the "Indenture") between the Authority and PNC Bank, National Association, as Trustee (the "Trustee"), principal and interest shall be paid at the corporate trust operations of PNC Bank, National Association, Pittsburgh, Pennsylvania, or at the duly designated office of any duly appointed alternate or successor paying agent, in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, provided that interest may be paid by check or draft drawn upon any such paying agent and mailed to the registered owner hereof at his address as it appears on the bond registry of the Authority.

     The New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented (the "Act") provides that no member of the Authority nor any person executing bonds for the Authority shall be liable personally on this Bond by reason of the issuance hereof.

     The State of New Jersey is not obligated to pay, and neither the faith and credit nor taxing power of the State of New Jersey is pledged to the payment of, the principal or redemption price, if any, of or interest on this Bond. This Bond is a special, limited obligation of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under the Indenture and from any amounts otherwise available under the Indenture for the payment of the Bond. The Bond does not now and shall never constitute a charge against the general credit of the Authority. The Authority has no taxing power.

     It is hereby certified and recited that all conditions, acts and things required by the Constitution or statutes of the State of New Jersey or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond, exist, have happened and have been performed and that said issue of Bonds, together with all other indebtedness of the Authority, is within every debt and other limit prescribed by said Constitution or statutes.

     This Bond is not valid unless the Certificate of Authentication endorsed hereon is duly executed by the Trustee.

     This Bond is one of a duly authorized series (the "Bonds") limited in aggregate principal amount to $23,000,000 issued under the Indenture and pursuant to resolutions of the Authority dated December 13, 1994 and February 10, 1998 to accomplish the public purposes of the Act by aiding in financing the upgrade, expansion and addition of facilities at the Company's Carl J. Olsen Treatment Plant in Edison, New Jersey, and related water intake station in New Brunswick, New Jersey (the "Project Facilities" or the "Project").

     The Bonds are special limited obligations of the Authority, payable solely from payments on the Company's First Mortgage Bonds, 5.35% Series W (the "First Mortgage Bonds") delivered by the Company evidencing a loan made by the Authority to the Company to finance the Project Facilities and from payments made by the Company pursuant to the Loan Agreement by and between the Authority and the Company dated as of March 1, 1998 (the "Agreement") and from any other moneys held by the Trustee under the Indenture for such purpose, and other than as provided in the Agreement and the Indenture, there shall be no other recourse against the Authority. Such First Mortgage Bonds are issued under and secured by the Company's Indenture dated as of April 1, 1927 to First Union National Bank, as successor trustee (the "Mortgage Trustee"), as heretofore or hereafter supplemented or amended (the "Mortgage Indenture"). Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption price) and interest with all other bonds issued under the Indenture, to which reference is made for a description of the rights of the holders of the Bonds, the rights and obligations of the Authority, the rights, duties and obligations of the Trustee, the provisions relating to amendments to and modifications of the Indenture. The holder of this Bond may not enforce the provisions of the Company's First Mortgage Bonds or the Mortgage Indenture except in accordance with the provisions of the Indenture. Copies of the Indenture and the Agreement are on file at the principal corporate trust office of the Trustee.

     The Bonds are each subject to redemption prior to maturity, at the option of the Authority, which option shall be exercised upon the giving of notice by the Company of its intention to prepay amounts due under the Loan Agreement pursuant to the terms thereof, on or after February 1, 2008 as a whole at any time or in part on any interest payment date, at the respective redemption price (expressed as a percentage of the principal amount to be redeemed) set forth for any of the periods in the following table, together with interest accrued to the date of redemption:

                           Period                        Redemption
                  (Both Dates Inclusive)                   Price
                  ----------------------                   -----

                  February 1, 2008 to January 31, 2009      102%
                  February 1, 2009 to January 31, 2010      101%
                  February 1, 2010  and thereafter          100%

     The Bonds are subject to extraordinary mandatory redemption in whole prior to maturity at a redemption price equal to the principal amount thereof outstanding plus accrued interest to the redemption date within sixty (60) days of receipt by the Trustee of the Authority's written notice that any one of the following events has occurred:

          (i) if the Company ceases to operate the Project Facilities or causes the Project Facilities to cease to be operated as an authorized "project" under the Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority; or

          (ii) if any representation or warranty made by the Company in the Agreement or in any report, certificate, financial statements or other instrument furnished in connection with the Agreement shall prove to be false or misleading in any material respect when made.

     The Bonds are subject to extraordinary redemption at the option of the Authority, upon the written notice of the Company, at any time prior to maturity, at a redemption price equal to the principal amount thereof to be redeemed, plus accrued interest to the redemption date if, as evidenced by a certificate of an Authorized Company Representative, (i) as a result of any change in the Constitution of the United States of America or of the State of New Jersey or of any final legislative or executive action of the United States of America or of the State of New Jersey or any political subdivision thereof or by final decree or judgment of any court after the contest thereof by the Company, the Agreement becomes void or unenforceable or legally impossible of performance in accordance with the intent and purpose of the Authority or the Company, in which case such redemption shall be in whole only at anytime and not in part, or (ii) unreasonable burdens or excessive liabilities are imposed upon the Company by reason of the operation of the Project Facilities, including, without limitation, Federal, state or other ad valorem, property, income or other taxes, not being imposed on the date of issuance and delivery of the Bonds other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Project Facilities, in which case such redemption shall be in whole at any time or in part on any interest payment date. The Authority shall provide written notice to the Trustee of its election to redeem the Bonds pursuant to this paragraph, the principal amount of such Bonds to be redeemed and the date, within one hundred eighty (180) days from the effective date of any such constitutional amendment, legislative or executive action, final decree, judgment or order but not less than sixty (60) days from the date such notice is mailed, on which the Bonds shall be redeemed pursuant to this paragraph. If less than all of the Bonds are to be redeemed, the Trustee shall select the Bonds for redemption by lot.

     In the event the First Mortgage Bonds are called for redemption in whole or in part on any date in accordance with the terms thereof, the Bonds shall be subject to mandatory redemption on the redemption date established for the First Mortgage Bonds in the event of the release of all or substantially all of the Company's property used or useful in connection with its utility business from the lien of the Mortgage Indenture under the provisions of subsection B of
Section 4 of Article VIII of the Second Supplemental Indenture to the Mortgage Indenture, in an aggregate principal amount equal to the amount of the First Mortgage Bonds so called for redemption from the award or consideration received by the Trustee for such property, and at a redemption price (expressed as a percentage of principal amount) equal to the redemption price for the First Mortgage Bonds, plus accrued interest to the redemption date.

     The Bonds are subject to special mandatory redemption, in whole, or in part as described below, at any time prior to maturity at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to the redemption date if (i) funds remain in the Construction Fund established under the Indenture after payment of all Costs of the Project, in which case the Bonds are redeemable in part from such funds or (ii) a final determination by the Internal Revenue Service or a final judgment is rendered by a court of competent jurisdiction in a proceeding, which determination or judgment is not being contested in an appropriate proceeding brought directly by the Company or by a holder of a Bond to the effect that, as a result of the failure by the Company to perform and observe any covenant, warranty, representation or agreement in the Agreement, the interest payable on the Bonds is includable for Federal income tax purposes in the gross income of any holder of the Bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") (other than a holder who is a "substantial user" of the Project or a "related person" as provided for in Section 147(a) of the Code and the regulations applicable thereunder) (a "determination of taxability"). A determination of taxability will result only from the inclusion of the interest paid or to be paid on any Bond (except to a holder who is a "substantial user" or a "related person") in the gross income of the holder for Federal income tax purposes under Section 103 of the Code and not from any other Federal tax consequences arising with respect to the Bonds. The Company shall promptly (i) notify the Trustee of such determination of taxability, and the date, which date must be within one hundred eighty (180) days from the date of such determination of taxability but not less than sixty (60) days from the date the notice from the Company to the Trustee is mailed, on which the Bonds shall be redeemed pursuant to the Indenture; and (ii) pay to the Trustee a sum sufficient, together with other funds deposited with the Trustee and available for such purpose, to redeem all the Bonds at the principal amount thereof plus accrued interest to the redemption date; provided, however, that if the determination of taxability shall include the determination that the interest on a principal amount which is less than all of the Bonds then Outstanding, is includable in the gross income of the holders thereof and the loss of such exemption can be cured by a partial redemption of the Bonds, then only such principal amount of the Bonds as shall be necessary to cure the loss of such exemption shall be redeemed. The Company shall also pay or provide for reasonable or necessary fees and expenses of the Trustee and paying agent accrued and to accrue through final payment for the Bonds. In the event the Bonds are called for redemption pursuant to this paragraph, the Trustee shall cause notice thereof to be published and mailed to the holders as set forth below. For purposes of a determination of taxability no decree or judgment by a court or action by the Internal Revenue Service shall be considered final unless the holder of a Bond involved in such proceeding or action (i) has given the Company and the Trustee prompt written notice of a written determination by the Internal Revenue Service (a 30-day or 90-day letter) that interest on the Bonds is includable in gross income and (ii) offers the Company the opportunity to contest the determination relating to inclusion of interest on the Bonds in gross income; provided the Company shall be deemed to have waived its right to contest if it shall not agree to pay all expenses in connection with such contest and to indemnify such holder against any additional tax liability incurred as a result of such contest.

     In the event any of the Bonds are to be called for redemption, the Trustee shall give notice thereof identifying, among other things, the number and amount of Bonds to be redeemed, by mailing a copy of such notice to the registered owner, by registered mail, not less than thirty (30) days nor more than forty-five (45) days prior to such redemption date.

     The principal of this Bond may be declared or may become due prior to its maturity date, in the manner and with the effect and subject to the conditions provided in the Indenture, upon the happening of an Event of Default as provided in the Indenture; subject, however, to the right, under certain circumstances, of the registered owners of not less than sixty-six and two-thirds per cent (66 2/3%) in aggregate principal amount of the Bonds then outstanding under the Indenture to annul such declaration.

     This Bond is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of the Trustee, upon surrender of this Bond, accompanied by a duly executed instrument of transfer satisfactory to the Trustee, subject to such reasonable regulations as the Authority or the Trustee may prescribe, and upon payment of any tax, fee or other governmental charge and any mailing, delivery or insurance expense incurred with respect to such transfer. Upon any such transfer a new Bond or Bonds in the same aggregate principal amount will be issued, upon request, to the transferee. The person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and the Authority and the Trustee shall not be affected by a notice to the contrary. During the period from the record date (January 15 or July 15, as the case may be) next preceding an Interest Payment Date or, in the case of any proposed redemption of Bonds, during the fifteen
(15) day period next preceding the date of notice of such redemption, neither the Authority nor the Trustee shall be required to make any transfer of this Bond.

                             STATEMENT OF INSURANCE

     MBIA Insurance Corporation (the "Insurer") has issued a policy containing the following provisions, such policy being on file at PNC Bank, National Association, East Brunswick, New Jersey.

     The Insurer, in consideration of the payment of the premium and subject to the terms of this policy, hereby unconditionally and irrevocably guarantees to any owner, as hereinafter defined, of the following described obligations, the full and complete payment required to be made by or on behalf of the Authority to PNC Bank, National Association or its successor (the "Trustee") of an amount equal to (i) the principal of (either at the stated maturity or by any advancement of maturity pursuant to mandatory sinking fund payment) and interest on, the Obligations (as that term is defined below) as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed hereby shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration); and (ii) the reimbursement of any such payment which is subsequently recovered from any owner pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to such owner within the meaning of any applicable bankruptcy law. The amounts referred to in clauses (i) and (ii) of the preceding sentence shall be referred to herein collectively as the "Insured Amounts." "Obligations" shall mean:

                    New Jersey Economic Development Authority
                    $23,000,000 Water Facilities Revenue Bond
                  (Middlesex Water Company Project) Series 1998

     Upon receipt of telephonic or telegraphic notice, such notice subsequently confirmed in writing by registered or certified mail, or upon receipt of written notice by registered or certified mail, by the Insurer from the Trustee or any owner of an Obligation the payment of an Insured Amount for which is then due, that such required payment has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an amount with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such Insured Amounts which are then due. Upon presentment and surrender of such Obligations or presentment of such other proof of ownership of the Obligations, together with any appropriate instruments of assignment to evidence the assignment of the Insured Amounts due on the Obligations as repaid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for such owners of the Obligations in any legal proceeding related to payment of Insured Amounts on the Obligations, such instruments being in a form satisfactory to State Street Bank and Trust Company, N.A., State Street Bank and Trust Company, N.A. shall disburse to such owners or the Trustee payment of the Insured Amounts due on such Obligations, less any amount held by the Trustee for the payment of such Insured Amounts and legally available therefor. This policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Obligation.

     As used herein, the term "owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the Trustee, the Authority, or any designee of the Authority for such purpose. The term owner shall not include the Authority or any party whose agreement with the Authority constitutes the underlying security for the Obligations.

     Any service of process on the Insurer may be made to the Insurer at its offices located at 113 King Street, Armonk, New York 10504 and such service of process shall be valid and binding.

     This policy is non-cancellable for any reason. The premium on this policy is not refundable for any reason including the payment prior to maturity of the Obligations.

     It is further understood that this policy shall guarantee to the owner the full and complete payments required to be made by or on behalf of the Authority if there occurs pursuant to the terms of the Obligations an event which results in the loss of the tax-exempt status of the interest on the Obligations, including any principal, interest or premium payments payable thereon, if any, as and when thereby required.

                           MBIA INSURANCE CORPORATION



                         This policy has been endorsed.

     IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Executive Director and its corporate seal (or a facsimile thereof) to be affixed, impressed, imprinted or otherwise reproduced hereon and attested by its Assistant Secretary, all as of the Dated Date.

                                             NEW JERSEY ECONOMIC
                                             DEVELOPMENT AUTHORITY
(SEAL)

ATTEST:                                      By:_______________________________
                                                Caren S. Franzini
                                                Executive Director

_________________________________
Frank T. Mancini, Jr.
Assistant Secretary

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This Bond is one of the Water Facilities Revenue Bonds (Middlesex Water Company Project) Series 1998 described in the within-mentioned Indenture.


                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as Trustee



                                            By: ________________________________
                                                Julie Salovitch-Miller
                                                Vice President

                             MIDDLESEX WATER COMPANY


NO. R-1                                                              $23,000,000

                                 NON-NEGOTIABLE
            FIRST MORTGAGE 5.35% BOND, SERIES W, DUE February 1, 2038


     MIDDLESEX WATER COMPANY, a corporation organized and existing under the laws of the State of New Jersey (hereinafter called the "Water Company"), for value received, hereby promises to pay to PNC BANK, NATIONAL ASSOCIATION, as Trustee to the New Jersey Economic Development Authority, or registered assigns on the first day of February 2038, at the office of FIRST UNION NATIONAL BANK in the City of Newark, State of New Jersey, or at the office of its successor, as successor to United Counties Trust Company, Trustee under the Mortgage and Supplemental Indentures hereinafter mentioned, or its successor as such Trustee, the sum of Twenty-Three Million Dollars ($23,000,000) in coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, which payment shall be made on the business day prior to February 1, 2038, and to pay interest thereon from the date hereof at the rate of five and thirty-five one-hundredths per cent (5.35%) per annum, computed on the basis of a 360-day year composed of twelve 30-day months in like coin or currency, on the business day prior to February 1 and August 1 in each year, commencing on the business day prior to August 1, 1998, until Water Company's obligation with respect to the payment of such principal shall be discharged.

     This Bond is one of a duly authorized issue of non-negotiable bonds of Water Company known as its First Mortgage 5.35% Bonds, Series W (hereinafter called the "Series W Bonds"), of an aggregate principal amount of $23,000,000 all issued and all equally and ratably secured (together with all other bonds of the Water Company [hereinafter called "Bonds"] issued under the Mortgage and Supplemental Indentures [as hereinafter defined]), by an Indenture of Mortgage dated April 1, 1927 (hereinafter called the "Mortgage"), a Second Supplemental Indenture dated as of October 1, 1939, (hereinafter called the "Second Supplemental Indenture"), a Third Supplemental Indenture dated as of April 1, 1946, (hereinafter called the "Third Supplemental Indenture"), a Fourth Supplemental Indenture dated as of April 1, 1949, (hereinafter called the "Fourth Supplemental Indenture"), a Fifth Supplemental Indenture dated as of February 1, 1955 (hereinafter called the "Fifth Supplemental Indenture"), a Sixth Supplemental Indenture dated as of December 1, 1959, (hereinafter called the "Sixth Supplemental Indenture"), a Seventh Supplemental Indenture dated as of January 15, 1963, (hereinafter called the "Seventh Supplemental Indenture"), an Eighth Supplemental Indenture dated as of July 1, 1964, (hereinafter called the "Eighth Supplemental Indenture"), a Ninth Supplemental Indenture dated as of June 1, 1965, (hereinafter called the "Ninth Supplemental Indenture"), a Tenth Supplemental Indenture dated as of February 1, 1968, (hereinafter called the "Tenth Supplemental Indenture"), an Eleventh Supplemental Indenture dated as of December 1, 1968, (hereinafter called the "Eleventh Supplemental Indenture"), a Twelfth Supplemental Indenture dated as of December 1, 1970, (hereinafter called the "Twelfth Supplemental Indenture"), a Thirteenth Supplemental Indenture dated as of December 1, 1972, (hereinafter called the "Thirteenth Supplemental
Indenture", a Fourteenth Supplemental Indenture dated as of April 1, 1979, (hereinafter called the "Fourteenth Supplemental Indenture"), a Fifteenth Supplemental Indenture dated as of April 1, 1983, (hereinafter called the "Fifteenth Supplemental Indenture"), a Sixteenth Supplemental Indenture dated as of August 1, 1988, (hereinafter called the "Sixteenth Supplemental Indenture"), a Seventeenth Supplemental Indenture dated as of June 15, 1991, (hereinafter called the "Seventeenth Supplemental Indenture"), a Supplementary Indenture to the Fifteenth Supplemental Indenture dated as of March 1, 1993 (hereinafter called the "Supplementary Indenture"), an Eighteenth Supplemental Indenture dated as of September 1, 1993 (hereinafter called the "Eighteenth Supplemental Indenture"), a Nineteenth Supplemental Indenture dated as of September 1, 1993 (hereinafter called the "Nineteenth Supplemental Indenture"), a Twentieth Supplemental Indenture
dated as of January 1, 1994 (hereinafter called the "Twentieth Supplemental Indenture"), a Twenty-First Supplemental Indenture dated as of January 1, 1994 (hereinafter called the "Twenty-First Supplemental Indenture"), and a Twenty-Second Supplemental Indenture dated as of March 1, 1998 (hereinafter called the "Twenty-Second Supplemental Indenture"), all executed by Water Company to the First Union National Bank, or its predecessors, United Counties Trust Company and Union County Trust Company, as Trustee, which Second Supplemental Indenture, Third Supplemental Indenture, Fourth Supplemental Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture, Tenth Supplemental Indenture, Eleventh Supplemental Indenture,
Twelfth Supplemental Indenture, Thirteenth Supplemental Indenture, Fourteenth Supplemental Indenture, Fifteenth Supplemental Indenture, Sixteenth Supplemental Indenture, Seventeenth Supplemental Indenture, Supplementary Indenture, Eighteenth Supplemental Indenture, Nineteenth Supplemental Indenture, Twentieth Supplemental Indenture, Twenty-First Supplemental Indenture and Twenty-Second Supplemental Indenture are referred to herein sometimes as the "Supplemental Indentures", to which Mortgage and Supplemental Indentures reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are issued and are to be secured and the rights of registered owners thereof and of the Trustee in respect of such security. As provided in the Mortgage and Supplemental Indentures, and subject to the conditions therein imposed, additional bonds of other series, with the same or different maturity dates, bearing the same or different rates of interest and varying in other respects, may be issued. This Series W Bond is one of the Series W Bonds described in the Twenty-Second Supplemental Indenture and designated therein as First Mortgage 5.35% Bonds, Series W.

     As provided in the Twenty-Second Supplemental Indenture, this Series W Bond is subject to redemption in whole or in upon prior written notice given by the Trustee upon written direction of Water Company to the holder of this Bond, at the option of Water Company with, to the extent required by the January 23, 1998 Order (Docket No. WF97090693) of the Board of Public Utilities of the State of New Jersey ("BPU") and/or required by then applicable law and regulations, the prior approval of the BPU, on or after February 1, 2008, at the applicable redemption price shown in the following table expressed as a percentage of the principal amount redeemed set opposite the period during which such redemption occurs, plus interest accrued to the redemption date:

                Period
         (Both Dates Inclusive)                               Redemption Price
         ----------------------                               ----------------

Issue date - January 31, 2008                                 Not Optionally
                                                                Redeemable
February 1, 2008 - January 31, 2009                                102%
February 1, 2009 - January 31, 2010                                101%
February 1, 2010 and thereafter                                    100%

and at the principal amount thereof and accrued interest to the date fixed for redemption, if redeemed pursuant to the provisions set forth hereinafter and in the Twenty-Second Supplemental Indenture under the captions "Mandatory Redemption" and "Special Mandatory Redemption"; and at the principal amount thereof and accrued interest to the date fixed for redemption if redeemed pursuant to the provisions set forth hereinafter and in the Twenty-Second Supplemental Indenture under the captions "Extraordinary Mandatory Redemption" and "Extraordinary Optional Redemption"; and at the redemption price for the Authority Bonds (as hereinafter defined) if redeemed pursuant to the provisions set forth hereinafter and in the Twenty-Second Supplemental Indenture under the caption "Mandatory Redemption in the Event of Redemption of Authority Bonds".

     In addition to any other default provided for under the Mortgage and the Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, and Twenty-Second Supplemental Indentures, it shall be a default with respect to the Series W Bonds in accordance with the terms of the Twenty-Second Supplemental Indenture under which this Series W Bond is issued, if (a) payment of principal of any Series W Bond shall not be made when the same shall become due and payable at maturity, upon redemption or otherwise; or (b) payment of an installment of interest on any Series W Bond shall not be made when the same shall become due and payable and shall continue unpaid for a period of ten (10) consecutive days thereafter.

Mandatory Redemption

     This Series W Bond is subject to mandatory redemption in whole or in part, at any time prior to maturity pursuant to subsection B of Section 4 of Article VIII of the Second Supplemental Indenture.

Special Mandatory Redemption

     This Series W Bond is subject to special mandatory redemption, in whole, or in part as described below, at any time prior to maturity at a redemption price equal to the principal amount thereof to be redeemed plus accrued interest to the redemption date, if (i) funds remain in the Construction Fund established under the Trust Indenture [hereinafter defined] after payment of all costs of the Project, in which case this Series W Bond is redeemable in part from such funds or (ii) a final determination by the Internal Revenue Service or a final judgment is rendered by a court of competent jurisdiction in a proceeding, which determination or judgment is not being contested in an appropriate proceeding brought directly by Water Company or by a holder of Water Facilities Revenue Bonds, Series 1998 [Middlesex Water Company Project] [the "Authority Bonds"] issued by the New Jersey Economic Development Authority [the "Authority"] to the effect that, as a result of the failure of Water Company to perform and observe any covenant, warranty, representation or agreement contained in the Loan Agreement dated as of March 1, 1998 by and between Water Company and the Authority (the "Loan Agreement"), the interest payable on the Authority Bonds is includable for Federal income tax purposes in the gross income of any holder of Authority Bonds under Section 103 of the Internal Revenue Code of 1986, as amended (the "Code") (other than a holder who is a "substantial user" of the Project or the Project Facilities [as defined in the Trust Indenture hereinafter referred to] or a "related person" as provided for in Section 147(a) of the Code and the regulations applicable thereunder) ("Determination of Taxability"). A Determination of Taxability will result only from the inclusion of the interest paid or to be paid on any Authority Bond (except to a holder who is a "substantial user" or a "related person") in the gross income of such holder for Federal income tax purposes and not from any other federal tax consequences arising with respect to the Authority Bonds. Water Company shall promptly (1) notify the Trustee of such Determination of Taxability and the date, which date must be within one hundred eighty (180) days from the date of such determination of taxability but not less than sixty (60) days from the date the notice from Water Company to the Loan Trustee is mailed, on which the Authority Bonds shall be redeemed pursuant to the Trust Indenture, which date shall be the date for redemption of this Series W Bond; and (2) on or prior to the date set for redemption pay to the trustee appointed pursuant to the Trust Indenture dated as of March 1, 1998 by and between the Authority and PNC Bank, National Association, as trustee (the "Loan Trustee"), a sum sufficient, together with other funds deposited with the Loan Trustee and available for such purpose, to redeem all such Authority Bonds then outstanding under the Indenture equal to the principal amount thereof plus the accrued interest to the redemption date; provided, however, that if the Determination of Taxability shall include the determination that the interest on a principal amount which is less than all of the Authority Bonds then outstanding, is includable in the gross income of the holders thereof and the loss of such exemption can be cured by a partial redemption of the Authority Bonds, then only such principal amount of the Series W Bonds shall be redeemed as shall be necessary to cure the loss of such exemption. No decree or judgment by any court or action by the Internal Revenue Service shall be considered final unless the holder of an Authority Bond involved in such proceeding or action (1) has given Water Company and the Loan Trustee prompt written notice of a written determination by the Internal Revenue Service (a 30-day or 90-day letter) that interest on the Authority Bonds is includable in the gross income of such holder under Section 103 of the Code, and (2) offers Water Company the opportunity to contest the determination relating to the inclusion of interest on the Authority Bonds in gross income; provided, however that Water Company shall be deemed to have waived its right to contest if it shall not agree to pay all expenses in connection with such contest and to indemnify such holder against any additional tax liability incurred as a result of such contest.

Extraordinary Mandatory Redemption

     This Series W Bond is subject to extraordinary mandatory redemption in whole prior to maturity at a redemption price equal to the principal amount of such Bonds outstanding plus accrued interest to the redemption date within sixty
(60) days of receipt by the Loan Trustee of the Authority's written notice that any one of the following events has occurred:

     (i) if Water Company ceases to operate the Project Facilities or causes the Project Facilities to cease to be operated as an authorized "project" under the New Jersey Economic Development Authority Act for twelve (12) consecutive months without first obtaining the prior written consent of the Authority; or

     (ii) if any representation or warranty made by Water Company in the Loan Agreement or in any report, certificate, financial statements or other instrument furnished in connection with the Loan Agreement shall prove to be false or misleading in any material respect when made.

Extraordinary Optional Redemption

     This Series W Bond may be redeemed at the option of Water Company at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date if any one of the following events has occurred:

     (i) as a result of any change in the Constitution of the United States of America, the Constitution of the State of New Jersey, or of any final legislative or executive action of the United States of America or of the State of New Jersey or any political subdivision thereof, or by final decree or judgment of any court after the contest thereof by Water Company, the Loan Agreement shall have become void or unenforceable or legally impossible of performance in accordance with the intent and purpose of the Authority or Water Company; or

     (ii) unreasonable burdens or excessive liabilities shall have been imposed upon Water Company by reason of the operation of the Project Facilities, including, without limitation, Federal, State or other ad valorem, property, income or other taxes, not being imposed on the date of issuance and delivery of the Authority Bonds, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Project Facilities.

Mandatory Redemption in the Event of Redemption of Authority Bonds.

     In the event the Authority  Bonds are called for  redemption in whole or in part in accordance with the terms thereof, the Series W Bonds shall be subject to mandatory redemption on the redemption date established for the Authority
Bonds in an aggregate principal amount equal to the principal amount of Authority Bonds so called for redemption, and at a redemption price equal to the redemption price for the Authority Bonds.

     If this Series W Bond is called for redemption and payment is duly provided therefor, as specified in the Mortgage and Supplemental Indentures, of if this Series W Bond is forthwith redeemed without payment in the case of the redemption of Authority Bonds due to having excess Bond Proceeds in the Construction Fund on the Completion Date, interest shall cease to accrue hereon from and after the date fixed for redemption.

     If an event of default, as defined in the Mortgage or Supplemental Indentures, shall occur, the principal of all the Series W Bonds may become or be declared due and payable, in the manner and with the effect provided in the Mortgage and Supplemental Indentures.

     As provided in the Mortgage as modified, amended and supplemented by the Supplemental Indentures, and subject to the limitations therein contained, the Mortgage and all indentures supplemental thereto may be modified, amended or supplemented with the consent in writing of the holders of not less than 75% in principal amount of each series of Bonds outstanding at the time and effective upon the date all of the Series R Bonds are retired or defeased or the holders thereof consent thereto, with the consent in writing of the holders of not less than 51% in aggregate principal amount of all series of Bonds outstanding at any time; provided, however, that no such modification shall reduce the principal amount of a Bond or the premium, if any, payable on a redemption thereof, extend the maturity thereof, reduce the rate or extend time for payment of interest thereon, give a Bond any preference over another Bond, create or permit a lien on the property subject to the Mortgage (other than a Permitted Encumbrance as defined in the Eighth Supplemental Indenture) prior to or on a parity with the Mortgage, or reduce the percentage of the holders required for any action authorized to be taken by the holders of Bonds under the Mortgage, without the consent of the holders of all Bonds affected by such modification; provided, further, that no modification shall impose additional duties or responsibilities on the Trustee without the consent of the Trustee.

     The Mortgage may be modified, amended or supplemented by Water Company without the consent of the holders of the Bonds for one or more of the following purposes: (1) to cure any ambiguity, supply any omission, or cure or correct any defect or inconsistent provision in the Mortgage; (2) to cure any ambiguity, supply any omission or cure or correct any defect in any description of the Mortgage Property, if such action is not adverse to the interests of the holders of the Bonds; (3) to insert such provisions clarifying matters or questions arising under the mortgage indenture as are necessary or desirable and are not contrary to or inconsistent with the Mortgage as in effect or (4) to restate the Mortgage as supplemented by the Supplemental Indentures as a single integrated document which may add headings, an index and other provisions aiding the convenience of use. The Company shall provide prior notice of such change to the holders.

     This Series W Bond shall not be transferred except as required to effect an assignment to a successor trustee, and except to effect an exchange in connection with a bankruptcy, reorganization, insolvency, or similar proceeding involving Water Company and except to effect an exchange in connection with prepayment by redemption or otherwise of the Series W Bonds. This Series W Bond may be transferred at the principal corporate trust office of the Trustee by surrendering this Series W Bond for cancellation, accompanied by a written instrument of transfer in form approved by Water Company and the Trustee, duly executed by the registered owner hereof in person or by attorney duly authorized in writing, and upon payment of any taxes or other governmental charges incident to such transfer, and upon any such transfer new registered Bond or Bonds of the same series and of the same aggregate principal amount in authorized denominations, will be issued to the transferee in exchange herefor.

     This Series W Bond, upon surrender hereof to the Trustee, accompanied by a written instrument of transfer as aforesaid, may be exchanged for one or more other registered Bonds of the same series and of the same aggregate principal amount but of a different authorized denomination or denominations, or may be exchanged in part for one or more other registered Bonds; all upon payment of charges and subject to the terms and conditions set forth in the Mortgage and Supplemental Indentures.

     The person in whose name this Series W Bond shall be registered shall be deemed the owner hereof for all purposes, and payment of or on account of the principal hereof and interest hereon shall be made only to or upon the order in writing of the registered owner hereof; and all such payments shall be valid and effectual to satisfy and discharge the liability upon this Series W Bond to the extent of the sum or sums so paid.

     No recourse shall be had for the payment of the principal of or interest on this Series W Bond or for any claim based hereon or otherwise in respect hereof or of the Mortgage or of any indenture supplemental thereto against any incorporator, or against any stockholder, director or officer, as such, past, present or future, of Water Company or of any predecessor or successor corporation, either directly or through Water Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty, or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or registered owner hereof as more fully provided in the Mortgage and Supplemental Indentures; it being expressly agreed and understood that the Mortgage and Supplemental Indentures and all Bonds thereby secured are solely corporate obligations.

     The terms and provisions of the Series W Bonds shall not be amended by, and the Series W Bond shall not be entitled to the benefit of, any covenant, term or condition contained in any subsequent supplemental indenture without the express written concurrence of the Water Company.

     This Series W Bond shall not be entitled to any benefit under the Mortgage or any indenture supplemental thereto, or be valid or become obligatory for any purpose, until First Union National Bank, as the Trustee under the Mortgage and Supplemental Indentures, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

     Notwithstanding the payments set forth above, each payment on this Series W Bond shall at all times be sufficient to pay the total amount payable on the Authority Bonds and all other obligations of Water Company under the Loan Agreement.


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


     IN WITNESS WHEREOF, Middlesex Water Company has caused this Bond to be signed in its name by its President or a Vice President and its corporate seal to be hereto affixed by its Secretary or any Assistant Secretary.


Dated:  March 1, 1998


ATTEST:                                         MIDDLESEX WATER COMPANY
[SEAL]



______________________                          By:________________________
Marion F. Reynolds                                 J. Richard Tompkins
Vice President, Secretary                          Chairman of the Board and
  and Treasurer                                    President


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



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This Bond is one of the bonds described in the within mentioned Mortgage and Twenty-Second Supplemental Indenture.


                                      FIRST UNION NATIONAL BANK,
                                      Trustee


                                      By:____________________________
                                         Thomas J. Brett
                                         Corporate Trust Officer


     This Bond has not been registered under the Securities Act of 1933, as amended, and may be offered or sold only in compliance with the provisions of said Act.



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